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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AECOM TECHNOLOGY CORPORATION
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AECOM TECHNOLOGY CORPORATION
555 SOUTH FLOWER STREET, 37th FLOOR
LOS ANGELES, CALIFORNIA 90071

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 5, 2009

Dear AECOM Stockholder:

        You are cordially invited to attend our 2009 Annual Meeting of Stockholders (the "2009 Annual Meeting") which will be held on Thursday, March 5, 2009, at 9:00 a.m. local time at The Westin Bonaventure Hotel, 404 South Figueroa Street, Los Angeles, California 90071.

        Only stockholders of record at the close of business on January 5, 2009, can vote at the 2009 Annual Meeting or any adjournments or postponements that may take place. At the 2009 Annual Meeting, you will be asked to:

  1.
  Elect four Class I Directors to the Company's Board of Directors to serve until the Company's 2012 annual meeting of stockholders and until the election and qualification of their respective successors.

  2.
  Ratify the selection of Ernst & Young LLP, as our independent registered public accounting firm for the fiscal year ending September 30, 2009.

        We will also attend to business properly presented at the 2009 Annual Meeting and any adjournments or postponements thereof. The foregoing items of business are more fully described in the proxy statement that is attached to, and a part of, this notice.

        The Board of Directors recommends that you vote for all of the proposals.

By order of the Board of Directors,

Christina Ching Corporate Secretary

Los Angeles, California
January 23, 2009

YOUR VOTE IS IMPORTANT

        YOU ARE CORDIALLY INVITED TO ATTEND THE 2009 ANNUAL MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE 2009 ANNUAL MEETING IN PERSON, WE REQUEST THAT YOU VOTE BY INTERNET, BY TELEPHONE, OR BY REQUESTING A PRINTED COPY OF THE PROXY MATERIALS AND USING THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY GIVING OUR CORPORATE SECRETARY WRITTEN NOTICE OF REVOCATION OR A PROPERLY EXECUTED PROXY OF A LATER DATE, OR BY ATTENDING THE 2009 ANNUAL MEETING AND VOTING IN PERSON. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

AECOM TECHNOLOGY CORPORATION
555 SOUTH FLOWER STREET, 37th FLOOR
LOS ANGELES, CALIFORNIA 90071

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD
MARCH 5, 2009

INTRODUCTION

        This proxy statement is furnished in connection with the solicitation on behalf of the Board of Directors of AECOM Technology Corporation, a Delaware corporation ("we," "our," the "Company" or "AECOM"), of proxies for use at our 2009 annual meeting of stockholders ("2009 Annual Meeting") to be held on March 5, 2009, at 9:00 a.m. local time, or at any adjournment or postponement of the 2009 Annual Meeting. At the 2009 Annual Meeting, you will be asked to consider and vote on the matters described in this proxy statement and in the accompanying notice. The 2009 Annual Meeting will be held at The Westin Bonaventure Hotel, 404 South Figueroa Street, Los Angeles, California 90071. Only stockholders of record at the close of business on January 5, 2009, which is the record date for the 2009 Annual Meeting, are permitted to vote at the 2009 Annual Meeting and any adjournments or postponements thereof.

        The Board of Directors is soliciting your vote to (i) to elect four Class I Directors to the Company's Board of Directors to serve until the Company's 2012 annual meeting of stockholders and until the election and qualification of their respective successors and (ii) to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2009.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting
to be Held on March 5, 2009

The Proxy Statement and Annual Report on Form 10-K are available at investors.aecom.com.

 INFORMATION REGARDING VOTING AT THE 2009 ANNUAL MEETING

Proxies

        You should vote by Internet, by telephone, or by requesting a printed copy of the proxy materials and using the enclosed proxy card regardless of whether you attend the 2009 Annual Meeting in person. You may revoke your proxy at any time before it is exercised by giving our Corporate Secretary written notice of revocation or a properly executed proxy of a later date, or by attending the 2009 Annual Meeting and voting in person. If your shares are held of record by a broker, bank or other nominee, you must obtain from the record holder a proxy issued in your name. Written notices of revocation and other communications with respect to the revocation of proxies should be addressed to AECOM Technology Corporation, 555 South Flower Street, 37th Floor, Los Angeles, CA 90071, Attention: Corporate Secretary.

        All shares represented by valid proxies received and not revoked before they are exercised will be voted in the manner specified in the proxy. Other than with respect to certain trustees who hold our shares in trust, if nothing is specified, the proxies will be voted in favor of each of the proposals. Our Board of Directors is unaware of any other matters that may be presented for action at our 2009 Annual Meeting. If other matters do properly come before our 2009 Annual Meeting, however, it is intended that shares represented by proxies will be voted in the discretion of the proxy holders.

Solicitation of Proxies

        We will pay the entire cost of soliciting proxies. In addition to soliciting the proxies by mail, we will request banks, brokers and other record holders to send proxies and proxy materials to the beneficial owners of our common stock and to secure their voting instructions, if necessary. We will reimburse record holders for their reasonable expenses in performing these tasks. If necessary, we may use our regular employees, who will not be specially compensated, to solicit proxies from stockholders, whether personally or by telephone, letter or other means.

Record Date and Voting Rights

        Our Board of Directors has fixed January 5, 2009, as the record date for determining the stockholders who are entitled to notice of, and to vote at, our 2009 Annual Meeting. Only stockholders of record at the close of business on the record date will receive notice of, and be able to vote at, our 2009 Annual Meeting. As of the record date, there were 104,022,187 shares of our common stock outstanding held by 1,609 record holders, in addition to approximately 51,266 holders who do not hold shares in their own names. A majority of the stock issued and outstanding and entitled to vote must be present at our 2009 Annual Meeting, either in person or by proxy, in order for there to be a quorum at the meeting. Each share of our outstanding common stock entitles its holder to one vote. Shares of our common stock with respect to which the holders are present in person at our 2009 Annual Meeting but not voting, and shares for which we have received proxies but with respect to which holders of the shares have abstained, will be counted as present at our 2009 Annual Meeting for the purpose of determining whether or not a quorum exists. Broker non-votes will also be counted as present for the purpose of determining whether a quorum exists. "Broker non-votes" are shares of common stock held by brokers or nominees over which the broker or nominee lacks discretionary power to vote and for which the broker or nominee has not received specific voting instructions from the beneficial owner.

        For Proposal 1 relating to director elections, the nominees for election as directors will be elected by a plurality of the votes of the shares of our common stock present in person or represented by proxy at the 2009 Annual Meeting. Abstentions and broker non-votes will not be counted as participating in the voting, and will therefore have no effect for purposes of Proposal 1. For Proposal 2 relating to ratification of auditors, the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the 2009 Annual Meeting is required in order for this proposal to be approved by our stockholders. For Proposal 2, abstentions will be counted as present and will have the effect of a vote against the proposal, and broker non-votes will not be counted as participating in the voting, and will therefore have no effect on the outcome of the vote on the proposal. Votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Our Board of Directors urges you to complete, date and sign the accompanying proxy and to return it promptly.

Year-End Reporting Convention

        We report our results of operations based on 52- or 53-week periods ending on the Friday nearest September 30. For clarity of presentation, all periods are presented as if the fiscal year ended on September 30. Fiscal years 2008, 2007 and 2006 contained 53, 52 and 52 weeks and ended on October 3, September 28 and September 29, respectively.

 PROPOSAL 1
ELECTION OF DIRECTORS

        The Company's Certificate of Incorporation provides for a classified Board of Directors, consisting of three classes, with each class serving a three-year term on a staggered basis. The Board of Directors is currently composed of 11 members, of whom four are Class I Directors, four are Class II Directors and three are Class III Directors. At the 2009 Annual Meeting, four Class I Directors are to be elected to serve until the 2012 Annual Meeting of Stockholders, and until their successors are duly elected and qualified. If a quorum is present at our 2009 Annual Meeting, the four nominees receiving the greatest number of votes will be elected.

        Shares represented by proxies will be voted, if authority to do so is not withheld, for the election of the four nominees named below. Each of the nominees has consented to serve as a director if elected, and management has no reason to believe that any nominee will be unable or unwilling to serve if elected as director. In the event that any nominee is unavailable for re-election as a result of an unexpected occurrence, shares will be voted for the election of such substitute nominee as our Board of Directors may propose. The following table lists our director nominees, as well as each of our seven continuing directors, and provides their respective ages and titles as of January 23, 2009.

Name	Age	Title	Director Since
Nominees for Class I Directors Whose Terms Expire 2012
Richard G. Newman	74	Director, Chairman	1990
James H. Fordyce(1)(5)	49	Director	2006
Linda Griego(2)(5)(6)	61	Director	2005
William G. Ouchi(2)(5)(6)	65	Director	2003
Class II Directors Whose Terms Expire 2010
John M. Dionisio	60	Director, President and Chief Executive Officer	2005
Robert J. Lowe(5)(7)	69	Director	1993
Norman Y. Mineta(1)(2)(6)	77	Director	2007
William P. Rutledge(1)(8)	67	Director	1998
Class III Directors Whose Terms Expire 2011
Francis S. Y. Bong(1)	66	Director, Chairman Asia	2000
H. Frederick Christie(2)(3)(9)	75	Director	1990
S. Malcolm Gillis(1)(4)	68	Director	1998

(1)
Member of the Planning, Finance and Investment Committee of the Board of Directors.

(2)
Member of the Audit Committee of the Board of Directors.

(3)
Chairperson of the Compensation and Organization Committee of the Board of Directors.

(4)
Chairperson of the Nominating and Governance Committee of the Board of Directors.

(5)
Member of the Compensation and Organization Committee of the Board of Directors.

(6)
Member of the Nominating and Governance Committee of the Board of Directors.

(7)
Chairperson of the Planning, Finance and Investment Committee of the Board of Directors.

(8)
Chairperson of the Audit Committee of the Board of Directors.

(9)
Lead Independent Director.

        The principal occupation for at least the last five years of each director, as well as other information, is as follows:

        Richard G. Newman has been a member of our Board of Directors since May 1990 and currently is our Chairman. Mr. Newman was our President until 1993, and then Chairman, President and Chief Executive Officer from May 1993 to October 2000 and Chairman and Chief Executive Officer from 2000 to 2005. He served as a director of Ashland Technology Corporation from February 1989 until it became AECOM in April 1990. Mr. Newman was also President of Ashland Technology, from December 1988 until May 1990. Previously, he was President and Chief Operating Officer of Daniel, Mann, Johnson & Mendenhall (DMJM) from October 1985 to December 1988 and a Corporate Vice President or Vice President of DMJM from 1977 to 1985. Mr. Newman is also a director of Southwest Water Company, Sempra Energy Company and mutual funds affiliated with Capital Research and Management Company.

        James H. Fordyce was named to our Board of Directors in February 2006. Mr. Fordyce is a Managing Director of J.H. Whitney Capital Partners, LLC, a private investment firm. He has been with J.H. Whitney since July 1996. Mr. Fordyce began his career at Chemical Bank in 1981, where he spent eight years primarily in their leveraged buyout group, then joined Heller Financial, Inc. as a Senior Vice President where he spent his time investing both debt and equity. Mr. Fordyce also serves on the investment committee of MPlus Capital Partners and the boards of several private companies.

        Linda Griego was named to our Board of Directors in May 2005. Ms. Griego has served as President and Chief Executive Officer of Griego Enterprises, Inc., a business management company, since 1985 and is also Managing General Partner of Engine Co. No. 28, a restaurant that she founded in 1988. From July 1999 until January 2000, Ms. Griego served as interim President and Chief Executive Officer of the Los Angeles Community Development Bank. She is currently a director of CBS Corporation, City National Bank and Southwest Water Company. Ms. Griego has also served as a Los Angeles branch director of the Federal Reserve Bank of San Francisco.

        William G. Ouchi joined our Board of Directors in May 2003. Dr. Ouchi is the Sanford and Betty Sigoloff Distinguished Professor in Corporate Renewal in the Anderson School of Management at the University of California, Los Angeles. He has been on the faculty of UCLA since 1979. Dr. Ouchi is a director of Sempra Energy Company, FirstFed Financial Corp. and the Conrad N. Hilton Foundation. Dr. Ouchi has also been Vice Dean for Executive Education at UCLA and Chief of Staff for the Mayor of Los Angeles. Dr. Ouchi also serves on the boards of various charitable organizations.

        John M. Dionisio was appointed our President and Chief Executive Officer on October 1, 2005, and was elected to our Board of Directors in December 2005. From October 2003 to October 2005, Mr. Dionisio served as our Executive Vice President and Chief Operating Officer. From October 2000 to October 2003, Mr. Dionisio served as President and Chief Executive Officer of our subsidiary, DMJM+Harris, Inc. Mr. Dionisio joined Frederic R. Harris, Inc., predecessor company to DMJM+Harris, in 1971, where he served in many capacities, including Chief Executive Officer from October 1999 to October 2003, President from July 1996 to October 1999, Executive Vice President in charge of all U.S. operations from 1993 to 1996 and Manager of the New York Operations and Northern Region Manager from 1992 to 1993. Mr. Dionisio is also a director of Corinthian Colleges, Inc.

        Robert J. Lowe was named to our Board of Directors in February 1993. Mr. Lowe is Chairman and Chief Executive Officer of Lowe Enterprises, Inc., a real estate company active in property investment, management and development, and its affiliated companies. He was the principal founding shareholder in 1972 of the corporation that became Lowe Enterprises, Inc. Mr. Lowe also serves on the Board of Claremont McKenna College and on the boards of various charitable organizations and government commissions and committees.

        Norman Y. Mineta was named to our Board of Directors in May 2007. Mr. Mineta is Vice Chairman of Hill & Knowlton, Inc., a communications consultancy, and has served in that role since July 2006. From

2001 to 2006, Mr. Mineta served as the United States Secretary of Transportation and, among other things, guided the creation of the U.S. Transportation Security Administration. Mr. Mineta served as the United States Secretary of Commerce from 2000 to 2001. Prior to that, Mr. Mineta represented San Jose, California, for almost 30 years, as a City Council member and as Mayor, and from 1975 to 1995 as a member of Congress. Mr. Mineta is a member of the Board of Directors of Horizon Lines.

        William P. Rutledge was named to our Board of Directors in November 1998. Mr. Rutledge was President and Chief Executive Officer of Allegheny Teledyne, Inc., from August 1996 until his retirement in 1997. Mr. Rutledge serves as Chief Executive Officer of Aquanano, LLC, a company specializing in the commercialization of water filtration technology. Mr. Rutledge also serves on the Board of Directors of FirstFed Financial Corp., Communications & Power Industries, Sempra Energy Corporation and the board of trustees of Lafayette College, John Wayne Cancer Institute and the World Affairs Council of Los Angeles.

        Francis S. Y. Bong was named to our Board of Directors in May 2000 after our merger with Maunsell. He serves as Chairman for our operations in Asia. Prior to our merger with Maunsell, Mr. Bong was Chairman and Chief Executive of Maunsell Consultants Asia Holding Ltd. from 1997 to 2000 and served as Managing Director of the same firm from 1987 to 1996. Mr. Bong started with Maunsell in 1975. Mr. Bong also serves on the Board of Directors of Cosmopolitan International Holdings Ltd. as a non-executive director.

        H. Frederick Christie was named to our Board of Directors in August 1990. From 1987 until his retirement in 1989, Mr. Christie served as President and Chief Executive Officer of The Mission Group, where he was responsible for all of the non-utility subsidiaries of SCE Corp., the parent company of Southern California Edison Company. Mr. Christie served as President and as a director of Southern California Edison Company from November 1984 until September 1987 after having previously served as Executive Vice President and Chief Financial Officer. He is also a member of the Board of Directors of Dine Equity, Southwest Water Company, Ducommun Incorporated, and mutual funds affiliated with Capital Research and Management Company. Mr. Christie also serves on the Board of Directors of the Natural History Museum of Los Angeles County and Chadwick School.

        S. Malcolm Gillis was named to our Board of Directors in January 1998. From July 2004 to present, Dr. Gillis has been a University Professor at Rice University. Dr. Gillis served as President of Rice University from July 1993 to June 2004. Before assuming the presidency of Rice, Dr. Gillis was a professor at Duke University from 1984 to 1993, where he served as Dean of the Faculty of Arts and Sciences from 1991 to 1993. He was at Harvard University from 1969 to 1984, where he did extensive teaching and consulting in the area of international economics, with particular emphasis on Latin America and Asia, working with heads of state on economic policy issues. Dr. Gillis was a director of the Federal Reserve Bank of Dallas from 1998 to 2004. Dr. Gillis is a member of the Board of Directors of Halliburton Company, Introgen Therapeutics, Inc., and Service Corporation International. Dr. Gillis also serves on the boards of various educational and charitable organizations and government commissions and committees.

Vote Required and Recommendation of the Board of Directors

        The vote of a plurality of the shares present in person or represented by proxy and entitled to vote at the 2009 Annual Meeting is required to elect the nominees to the Board of Directors. This means that the four individuals nominated for election to the Board of Directors who receive the most "FOR" votes (among votes properly cast in person or by proxy) will be elected. Abstentions and broker non-votes are not counted for purposes of election of directors.

        The Board of Directors recommends that you vote for each nominee named in Proposal 1.

 PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of our Board of Directors has retained Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending September 30, 2009. A representative of Ernst & Young LLP, is expected to be present at the 2009 Annual Meeting, and will have an opportunity to make a statement if the representative so desires, and will be available to respond to appropriate questions.

Reasons for the Proposal

        Selection of our independent registered public accounting firm is not required to be submitted for stockholder approval, but the Audit Committee of our Board of Directors is seeking ratification of its selection of Ernst & Young LLP, from our stockholders as a matter of good corporate practice. If stockholders do not ratify this selection, the Audit Committee of our Board of Directors will reconsider its selection of Ernst & Young LLP, and will either continue to retain this firm or appoint a new independent registered public accounting firm. Even if the selection is ratified, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in our best interests and the best interests of our stockholders.

Vote Required and Recommendation of the Board of Directors

        The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the 2009 Annual Meeting is required to ratify the selection of Ernst & Young LLP, as our independent registered public accounting firm for the fiscal year ending September 30, 2009. Abstentions will be counted as a vote against the proposal, and broker non-votes will not affect the outcome of the vote on the proposal.

        The Board of Directors recommends that you vote in favor of Proposal 2.

 CORPORATE GOVERNANCE

Board Meetings

        During our fiscal year ended September 30, 2008, our Board of Directors met 10 times, the Audit Committee met seven times, the Compensation and Organization Committee met six times, the Nominating and Governance Committee met three times, and the Planning, Finance and Investment Committee met four times. Each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of our Board of Directors and (2) the total number of meetings held by all committees of the board on which he or she served during fiscal 2008.

Director Independence

        A majority of the Board of Directors consists of independent directors as defined in accordance with the listing standards of the New York Stock Exchange. To be considered "independent," a director must be determined by the Board of Directors, after recommendation by the Nominating and Governance Committee, to have no material relationship with the Company, other than as a director. In making its determination concerning the absence of a material relationship, the Board of Directors adheres to all of the specific tests for independence included in the New York Stock Exchange listing standards.

        Our Board of Directors has determined that the following members are independent as determined in reference to the standards of the New York Stock Exchange: Mr. Christie, Mr. Fordyce, Mr. Gillis, Ms. Griego, Mr. Lowe, Mr. Mineta, Mr. Ouchi and Mr. Rutledge. During its review, the Board of Directors considered transactions and relationships, if any, between each director or any member of his or her immediate family and AECOM Technology Corporation and its subsidiaries and affiliates.

Committees of the Board of Directors

        The Board of Directors of the Company has four standing committees: an Audit Committee, a Compensation and Organization Committee, a Nominating and Governance Committee and a Planning, Finance and Investments Committee. In accordance with New York Stock Exchange regulations, each member of the Audit Committee, the Compensation and Organization Committee and the Nominating and Governance Committee of the Board of Directors has been determined by our Board of Directors to be "independent." The committees operate under written charters that are available for viewing on the "Corporate Governance" section of our Web site: www.aecom.com and in print form to any stockholder who requests them by contacting the company at AECOM Technology Corporation, 555 South Flower Street, Suite 3700, Los Angeles, California 90071, Attention: Corporate Secretary or (213) 593-8000.

        Audit Committee.    The Audit Committee of our Board of Directors consists of William P. Rutledge (Chairperson), H. Frederick Christie, Linda Griego, Norman Y. Mineta and William G. Ouchi. The Audit Committee, which is composed solely of independent directors, makes recommendations to our Board of Directors regarding the selection of independent auditors, reviews the results and scope of the audit of our financial statements and other services provided by our independent auditors, reviews and approves audit fees and all non-audit services and reviews and evaluates our audit and control functions. Our Audit Committee held seven meetings during fiscal year 2008. Our Board of Directors has determined that Mr. Rutledge, Chairperson of the Audit Committee, qualifies as an "audit committee financial expert" as defined by the rules under the Securities Exchange Act of 1934. The "Report of the Audit Committee" is included in this proxy statement beginning at page 37.

        Compensation and Organization Committee.    The Compensation and Organization Committee of our Board of Directors consists of H. Frederick Christie (Chairperson), James H. Fordyce, Linda Griego, Robert J. Lowe and William G. Ouchi. The Compensation and Organization Committee, composed solely of independent directors, oversees our compensation plans and organizational matters. Such oversight includes decisions regarding executive management salaries, incentive compensation and long-term compensation plans as well as Company-wide incentive and equity plans for our employees and consultants and appointments of, and promotions for, senior management. This committee also oversees benefit plan design and implementation. Our Compensation and Organization Committee held six meetings during fiscal year 2008. The "Report of the Compensation Committee on Executive Compensation" is included in this proxy statement beginning at page 22.

        Nominating and Governance Committee.    The Nominating and Governance Committee of our Board of Directors consists of S. Malcolm Gillis (Chairperson), Linda Griego, Norman Y. Mineta and William G. Ouchi. The Nominating and Governance Committee is composed solely of independent directors and is responsible for recruiting and retention of qualified persons to serve on our Board of Directors, including recommending such individuals to the Board of Directors for nomination for election as directors; for evaluating director independence; and for oversight of our ethics and compliance activities. The Nominating and Governance Committee also considers written suggestions from stockholders, including potential nominees for election, and oversees the corporation's governance programs. This committee also conducts performance evaluations for the class of directors being elected at each annual meeting of stockholders. Our Nominating and Governance Committee held three meetings during fiscal year 2008.

        Planning, Finance and Investment Committee.    The Planning, Finance and Investment Committee of our Board of Directors consists of Robert J. Lowe (Chairperson), Francis S.Y. Bong, James H. Fordyce, S. Malcolm Gillis, Norman Y. Mineta, and William P. Rutledge. The Planning, Finance and Investment Committee reviews our corporate finance programs, proposed investments and acquisitions, our strategic plans and other strategic initiatives. Our Planning, Finance and Investment Committee held four meetings in fiscal year 2008.

Corporate Governance Guidelines

        Our Board of Directors has adopted corporate governance guidelines that set forth several important principles regarding our Board of Directors and its committees, including Board of Director membership criteria as well as other matters. Our corporate governance guidelines are available for viewing on the "Corporate Governance" section of our Web site: www.aecom.com and in print form to any stockholder who requests them by contacting the Company at AECOM Technology Corporation, 555 South Flower Street, Suite 3700, Los Angeles, California 90071, Attention: Corporate Secretary or (213) 593-8000.

Executive Sessions

        Executive sessions of non-management directors are included on the agenda for every regularly scheduled Board of Directors and committee meeting and during fiscal year 2008, executive sessions were held at each regularly scheduled Board of Directors meeting. The executive sessions are chaired by the lead independent director, who is selected annually by the independent directors serving on the Company's Board of Directors. H. Frederick Christie served as the lead independent director for fiscal year 2008 and is serving in that role for fiscal year 2009.

Codes of Conduct and Ethics

        We have adopted a code of conduct that describes the professional, legal, ethical, financial and social responsibilities of all of our employees. We require all of our employees to read and acknowledge the code of conduct and participate in annual compliance training. Our employees are also encouraged to report suspected violations of the code of conduct through various means, including a toll-free hotline, and they may do so anonymously. We also obtain year-end certifications from management personnel confirming compliance with the code of conduct. If we make substantive amendments to the code of conduct or grant any waiver, including any implicit waiver, to our principal executive, financial or accounting officer, or persons performing similar functions, we will disclose the nature of such amendment or waiver on our Web site and/or in a report on Form 8-K in accordance with applicable rules and regulations. In addition, we have adopted a separate code of ethics for senior financial officers that imposes specific standards of conduct on employees with financial reporting responsibilities. Our code of conduct and code of ethics for senior financial officers are available for viewing on the "Corporate Governance" section of our Web site at www.aecom.com.

Communications With the Board of Directors

        Our stockholders or other interested parties may communicate with our Board of Directors, a committee of our Board of Directors or a director by sending a letter addressed to the Board of Directors, a committee or a director to AECOM Technology Corporation, 555 South Flower Street, Suite 3700, Los Angeles, California 90071, Attention: Corporate Secretary. All communications will be compiled by our Corporate Secretary and forwarded to the Board of Directors, the committee or the director, as appropriate.

Director Nominations

        The Nominating and Governance Committee of our Board of Directors is charged with identifying, investigating and recommending to the Board of Directors qualified individuals to become directors and assessing at least annually the size and composition of the Board of Directors and recommending any changes to the Board of Directors.

        It is our belief that members of the Board of Directors should have the highest professional and personal ethics and values. The Board's Nominating and Governance Committee annually reviews the appropriate skills and characteristics required of members of the Board of Directors in the context of the current composition of the Board of Directors, the operating requirements of the Company and the long-term interests of stockholders. We believe that, as a whole, the Board of Directors should include individuals that are committed to enhancing stockholder value with sufficient time to effectively carry out their duties. While all directors should possess business acumen, the Board of Directors endeavors to include an array of targeted skills and experience in its overall composition. Criteria that the Nominating and Governance Committee looks for in director candidates include business experience and skills, judgment, independence, integrity, an understanding of such areas as finance, marketing, regulation, end markets, and public policy and the absence of potential conflicts with the Company's interests.

        Our Nominating and Governance Committee will consider stockholder nominations for directors if it receives timely written notice, in proper form, of the intent to make a nomination at a meeting of stockholders. To be timely, the notice must be received not less than 60 nor more than 90 days prior to the date of the stockholders' meeting at which the stockholder wishes a nomination to be considered. However, in the event that less than 70 days' notice of the date of the stockholder meeting at which directors are to be elected is given to stockholders, then director nominations by a stockholder will be deemed timely if received by the Corporate Secretary by the close of business on the tenth business day following the day on which the notice of stockholder meeting was mailed or public disclosure of such meeting was made. To be in proper form, the notice must, as to each person whom the stockholder proposes to nominate for election or re-election as a director, state the name, age, business address and residence address of such person; the principal occupation or employment of such person; the class and number of shares of common stock of the Company that are beneficially owned by such person; and such other information concerning such person as would be required in a proxy statement soliciting proxies for the election of directors (including such person's signed written consent to being named in the proxy statement as a nominee and to serve as a director of the Company, if elected). In addition, as to the stockholder giving the notice, the notice must also state the name and address, as they appear on the Company's books, of such stockholder and the class and number of shares of the Company which are beneficially owned by such stockholder. Requirements respecting stockholder proposals are described under the heading "Stockholder Proposals" on page 42.

Director Attendance at Annual Meetings

        AECOM's policy is for directors to attend our annual meetings, unless there are extenuating circumstances. All members of our Board of Directors attended the 2008 annual meeting of stockholders.

Director Compensation

        Those of our directors who also serve as officers of us or our subsidiaries are not compensated by us for attending meetings or performing any other function of the Board of Directors. All other directors are paid a retainer of $36,000 per year. In addition, these outside directors receive the following meeting fees:

  •
  Board of Directors and committee fees of $1,500 per meeting when in person and $1,000 when telephonic;

  •
  Committee Chair fees for Compensation and Organization, Nominating and Governance and Planning, Finance and Investment Committees of $3,000 per meeting when in person and $2,000 per meeting when telephonic instead of the regular committee fees; and

  •
  Audit Committee Chair fees of $4,500 per meeting when in person and $3,000 when telephonic instead of the regular committee fees.

        Our outside directors are entitled to defer some or all of their annual retainers and meeting fees to our non-qualified Deferred Compensation Plan ("DCP") and receive common stock units plus a ten percent (10%) company match.

        Each outside director, at the time he or she is first elected to our Board of Directors, receives options to purchase 10,000 shares of our common stock under our Stock Incentive Plan for Non-Employee Directors and thereafter will receive annually options for a number of shares approved by the Board of Directors. The exercise price for such options is the market value of our common stock on the date of grant and the options are exercisable six months after the grant date.

Related Party Transaction Policy

        We have adopted a related party transaction policy, which covers transaction involving in excess of $100,000 between us and our directors, executive officers, 5% or greater stockholders and parties related to the foregoing, such as immediate family members and entities they control. The policy requires that any such transaction be considered and approved by our Audit Committee prior to entry into such transaction. In reviewing such transactions, the policy requires the Audit Committee to consider all of the relevant facts and circumstances available to the Audit Committee, including (if applicable) but not limited to the benefits to the Company, the availability of other sources for comparable products or services, the terms of the transaction and the terms available to unrelated third parties or to employees generally.

        Under the policy, if we should discover related party transactions that have not been approved, the Audit Committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction.

Certain Relationships and Related Transactions

        Mr. Ronald Yamiolkoski is employed by our subsidiary AECOM USA, Inc. as an Associate Vice President, and he is the brother-in-law of Mr. Richard Newman, our Chairman. Mr. Yamiolkoski has no reporting responsibility to Mr. Newman and, in our fiscal year ended September 30, 2008, Mr. Yamiolkoski received compensation from AECOM USA, Inc. of approximately $156,000. The employment of Mr. Yamiolkoski was entered into more than 25 years ago, prior to the adoption of our related party transaction policy and has since been ratified by the Audit Committee.

Stock Ownership Guidelines

        At its December 2008 meeting, the Compensation and Organization Committee adopted executive and director stock ownership guidelines intended to further align our stockholders' interests with those of our executives and directors. Under the policy, our directors must maintain ownership of AECOM stock at the lesser of a multiple of four times the annual retainer or 5,000 shares. Shares owned directly or indirectly, deferred stock units and 60% of the value of vested but unexercised stock options are counted toward the guidelines. Directors have five years to comply with the guidelines. All of our directors, with the exception of Mr. Mineta, who became a director in May 2007, exceed the new stock ownership guidelines and most of the directors significantly exceed the guidelines. Please see the Compensation Discussion and Analysis section for a discussion of the executive stock ownership guidelines.

 EXECUTIVE OFFICERS

        AECOM Technology Corporation's executive officers are as follows:

Name	Age*	Position(s) Held
John M. Dionisio	60	Director, President and Chief Executive Officer
Richard G. Newman	74	Director, Chairman
James R. Royer	62	Vice Chairman
Francis S. Y. Bong	66	Director, Chairman Asia
Michael S. Burke	45	Executive Vice President, Chief Financial Officer
Jane A. Chmielinski	55	Executive Vice President, Chief Corporate Officer
James M. Jaska	57	Executive Vice President, Government
Alan P. Krusi	53	Executive Vice President, Corporate Development
Nigel C. Robinson	55	Executive Vice President, Geographies
Fredrick W. Werner	55	Executive Vice President, Business Lines

*
As of January 23, 2009

        The following is information regarding those persons currently serving as executive officers of AECOM Technology Corporation:

        John M. Dionisio was appointed our President and Chief Executive Officer on October 1, 2005 and was elected to our Board of Directors in December 2005. From October 2003 to October 2005, Mr. Dionisio served as our Executive Vice President and Chief Operating Officer. From October 2000 to October 2003, Mr. Dionisio served as President and Chief Executive Officer of our subsidiary, DMJM+Harris. Mr. Dionisio joined Frederic R. Harris, Inc., predecessor company to DMJM+Harris, in 1971, where he served in many capacities, including Chief Executive Officer from October 1999 to October 2003, President from July 1996 to October 1999, Executive Vice President in charge of all U.S. operations from 1993 to 1996 and Manager of the New York Operations and Northern Region Manager from 1992 to 1993. Mr. Dionisio is also a director of Corinthian Colleges, Inc.

        Richard G. Newman has been a member of our Board of Directors since May 1990 and currently is our Chairman. Mr. Newman was our President until 1993, and then Chairman, President and Chief Executive Officer from May 1993 to October 2000 and Chairman and Chief Executive Officer from 2000 to 2005. He served as a director of Ashland Technology Corporation from February 1989 until it became AECOM in April 1990. Mr. Newman was also President of Ashland Technology, from December 1988 until May 1990. Previously, he was President and Chief Operating Officer of Daniel, Mann, Johnson & Mendenhall ("DMJM") from October 1985 to December 1988 and a Corporate Vice President or Vice President of DMJM from 1977 to 1985. Mr. Newman is also a director of Southwest Water Company, Sempra Energy Company and 14 mutual funds affiliated with Capital Research and Management Company.

        James R. Royer was appointed Vice Chairman in January 2009, after previously serving as Executive Vice President and Chief Operating Officer since October 2005. From October 2004 to October 2005, Mr. Royer was Chief Executive of our Americas Facilities Group, Regional Group and Government Services Group. He was appointed Chairman of the Board of our subsidiary DMJM H&N in February

2002 and Chief Executive Officer in April 2003. Prior to that, he served as Chairman of the Board, President and Chief Executive Officer of our subsidiary TCB Inc. from August 1991 to September 2003, and continued in his role as Chief Executive Officer of TCB Inc. until October 2004. He was elected President of Turner Collie & Braden Inc. ("TCB") in 1987. He served in various senior management positions with TCB, including Vice President from 1982 through 1987. Mr. Royer is a director and former Chairman of the Greater Houston Partnership and is also a member of the Board of Directors of Memorial Herman Health Care System in Houston.

        Francis S. Y. Bong was named to our Board of Directors in May 2000 after our merger with Maunsell. He serves as Chairman for our operations in Asia. Prior to our merger with Maunsell, Mr. Bong was Chairman and Chief Executive of Maunsell Consultants Asia Holding Ltd. from 1997 to 2000 and served as Managing Director of the same firm from 1987 to 1996. Mr. Bong started with Maunsell in 1975. Mr. Bong also serves on the Board of Directors of Cosmopolitan International Holdings Ltd. as a non-executive director.

        Michael S. Burke was appointed Executive Vice President in May 2006 and was appointed Chief Financial Officer in December 2006. He also served as Chief Corporate Officer from May 2006 to January 2009. Mr. Burke joined AECOM as Senior Vice President, Corporate Strategy, in October 2005. From 1990 to 2005, Mr. Burke was with the accounting firm KPMG LLP. He served in various senior leadership positions, most recently as a Western Area Managing Partner from 2002 to 2005 and was a member of KPMG's Board of Directors from 2000 through 2005. While on the KPMG Board of Directors, Mr. Burke served as the Chairman of the Board Process and Governance Committee and a member of the Audit and Finance Committee. Mr. Burke also serves on the Board of Directors of Rentech, Inc., and is the Chairman of its Audit Committee. Mr. Burke also serves on various charitable and community boards.

        Jane A. Chmielinski was appointed Executive Vice President, Chief Corporate Officer in January 2009. Ms. Chmielinski previously served as Group Chief Executive for Corporate Development from January 2008 to January 2009, after serving as President and Chief Operating Officer of AECOM's DMJM+Harris operation since October 2005. Prior to that, at DMJM+Harris, she served as Executive Vice President from October 2003 to October 2005 and as Senior Vice President from October 2002 to October 2003. Ms. Chmielinski began her career with DMJM+Harris in June 1993.

        James M. Jaska was appointed Executive Vice President, Government in January 2009. Mr. Jaska previously served as Group Chief Executive of our Government Group from 2005 to January 2009 and was a consultant to us from 2004 to 2005. Prior to joining AECOM, Mr. Jaska served as President of Tetra Tech, Inc. from November 2001 to 2004, after serving as its Vice President, Chief Financial Officer and Treasurer from 1994 to 2001. From 1991 to 1994, Mr. Jaska held several operations and management positions at Alliant Techsystems, Inc., in addition to leading the environmental business venture and having operational responsibility for large government defense plants. From 1981 to 1990, he held various finance and business management positions at Honeywell, Inc. From 1977 to 1981, Mr. Jaska managed regulatory affairs dealing with the production of specialty chemicals at Ecolab, Inc. Mr. Jaska also served as an advisor to numerous government and professional committees.

        Alan P. Krusi was appointed Executive Vice President, Corporate Development in January 2009, having served as Executive Vice President since July 2008. Prior to our acquisition of Earth Tech, Inc., Mr. Krusi was Chief Executive of Earth Tech from October 2003 to July 2008. He previously served as Chief Executive of RealEnergy, Inc., a provider of on-site electricity and thermal energy production, from April 2002 to August 2003. From July 1999 to April 2002, Mr. Krusi served as President of the Construction Services division of URS Corporation, where he oversaw an international construction services business specializing in construction management and program management of large public infrastructure projects. Prior to his employment with URS, and over a period of 22 years, Mr. Krusi held a number of technical and management positions within the engineering and construction industries.

Mr. Krusi is a member of the Board of Directors of Comfort Systems USA, Inc., a provider of commercial heating, ventilation and air conditioning services.

        Nigel C. Robinson was appointed Executive Vice President, Geographies in January 2009. Mr. Robinson previously served as Group Chief Executive of our Australia, New Zealand, Asia Group and Middle East Group from 2003 to January 2009. From 2000 to 2003, he was Chief Executive of our Australia, New Zealand and the balance of our Asia businesses. Prior to our merger with Maunsell in 2000, Mr. Robinson was Chief Executive for Maunsell's Australia business and the balance of its Asia business from 1998 to 2000 and served as Director of Maunsell's Queensland, Australia, operations shortly after joining Maunsell in 1989 until becoming Chief Executive in 1998.

        Frederick W. Werner was appointed Executive Vice President, Business Lines in January 2009. Mr. Werner previously served as Group Chief Executive of our U.S. Group from January 2008 to January 2009. He served as Group Chief Executive of our U.S. Infrastructure Group from 2005 to 2008. Prior to that time, Mr. Werner served as President and Chief Operating Officer of AECOM's DMJM+Harris operation from 2003 to 2005. He began his DMJM+Harris career in the Geotechnical Division in 1977, progressing to Vice President and Manager of New Jersey Operations, Senior Vice President and Manager of New York Operations and, finally, to Chief Operating Officer before becoming President.

 COMPENSATION OF EXECUTIVE OFFICERS AND OTHER INFORMATION

Compensation Discussion and Analysis ("CD&A")

        The following provides information regarding the compensation and benefit programs in place for the executive officers named in the Summary Compensation Table that follows this Compensation Discussion and Analysis (John M. Dionisio, President and Chief Executive Officer ("CEO"); Richard G. Newman, Chairman; James R. Royer, Vice Chairman; Michael S. Burke, Executive Vice President, Chief Financial Officer and Francis S.Y. Bong, Chairman Asia (collectively, the "Named Executive Officers")), for our 2008 fiscal year. It also includes information regarding the overall objectives of our compensation program and each element of compensation that we provide. The Compensation and Organization Committee of the Board of Directors approves the compensation for the CEO and reviews and approves management's recommendations for the other Named Executive Officers and the CEO's direct reports. In addition, the Compensation and Organization Committee reviews and approves compensation programs, oversees our executive compensation philosophy and strategy, and ensures that proper due diligence, deliberations, and reviews of executive compensation are conducted.

Overview

        Our compensation programs are designed to provide overall total reward packages that are competitive with our peer companies (described in more detail below), allow us to attract and retain key talent, and provide incentives that promote short and long-term financial growth and stability to continuously enhance stockholder value. Our programs are based on a pay-for-performance model and the majority of our Named Executive Officers' compensation is performance-based. While each element of compensation is considered, the focus of the Compensation and Organization Committee is on providing a performance-based total reward package as a whole.

Benchmarking

        The Compensation and Organization Committee uses market data as an important tool in developing executive compensation packages for our Named Executive Officers. To help establish and review the compensation paid to the Named Executive Officers, our Compensation and Organization Committee engaged Towers Perrin, the committee's independent third party consulting firm, to prepare an executive compensation report. This report compares our performance and each element of Named Executive Officer compensation to the performance of and compensation provided to executives serving in comparable positions within our peer group companies and the broader market for executive talent. During fiscal 2008, we also used Towers Perrin to perform other services such as conducting market salary research. We do not believe the independence of Towers Perrin was impaired by such engagements.

        For fiscal 2008, the companies in our peer group were CH2M Hill Companies Limited, Chicago Bridge and Iron Company, Fluor Corporation, Foster Wheeler Ltd., Jacobs Engineering Group, Inc., Shaw Group, Tetra Tech, Inc. and URS Corporation. Last year's peer group was comprised of the same set of companies except that it also included Washington Group International, which was acquired by URS Corporation in late 2007. The Compensation and Organization Committee believes this group of companies provides an appropriate peer group because they are business competitors or other entities with which we compete for employees at the executive level. Compensation survey data for the broader market for executives are from Towers Perrin's 2008 Executive Compensation Data Bank. Regression analysis, based on AECOM revenue, was used to determine predicted pay levels for our Named Executive Officers.

        The compensation consultant's report provides the Compensation and Organization Committee with market survey information for base salary and short and long-term incentive compensation within both our peer group companies and the broader market referred to above. The compensation consultant also provides comparisons of key performance metrics (detailed below) for the Company compared to the peer group companies. This comparison establishes the basis for the evaluation of our overall performance, which is considered when the Compensation and Organization Committee reviews the performance of each of the Named Executive Officers and determines short-term incentive compensation for the completed fiscal year and sets base salaries and awards long-term compensation for the next year.

        To implement the compensation principles outlined in the above Overview, the Compensation and Organization Committee reviews compensation for the Named Executive Officers considering base salary and short and long-term incentive compensation with a focus on the total reward package. We use the 50th percentile of our peer group companies and the broader market as a base line for base salary compensation for our Named Executive Officers, taking into account the experience level of the individuals in their current positions. Short-term compensation or annual incentive bonuses for the Named Executive Officers are based on a comparison between our performance and the peer group's prior twelve month performance in the areas of growth in earnings before interest, taxes and amortization ("EBITA"), EBITA return on average total capital ("ROATC") and growth in earnings per share. Similarly, long-term compensation for our Named Executive Officers is based on these same benchmarks comparing our performance over the prior five years against that of the peer group.

        Our Compensation and Organization Committee then considers these quantitative performance comparisons and the compensation of executives of the peer group companies in similar positions, as well as qualitative performance factors they deem important to insure the alignment of our executives' compensation with the goals of our stockholders. The qualitative factors are developed with the CEO for the Named Executive Officers other than the CEO, and by the Compensation and Organization Committee for the CEO. These qualitative factors include important items such as experience, leadership, integrity, strategic planning, team building, diversity, stability and succession planning.

Elements of Compensation

        The compensation package for our Named Executive Officers generally consists of:

  •
  Base Salary—intended to provide our executives with a competitive salary for their position and experience relative to their peers.

  •
  Short-Term Incentive Compensation—intended to encourage our executives to focus on achievement of the Company's annual financial plan as well as the specific qualitative goals included in our strategic plan.

  •
  Long-Term Incentive Compensation—designed to reward our executives for achieving quantitative and qualitative objectives that are related to our long-term objectives set forth in our five year strategic plan.

  •
  Benefits and Retirement Programs—designed to protect our executives' health and well-being, assist in their retention and aid in the recruitment of new executives.

        We believe tying our executives' total rewards with the short and long-term objectives of our strategic plan aligns our executives' interests with our stockholders and provides strong retention and motivational incentives for our executives. The majority of our Named Executive Officers' total rewards are based upon performance, including our results of operations as compared to our peer group companies. We believe this pay-for-performance model encourages and motivates the executives' performance in alignment with the best interests of our stockholders and employees.

        As our financial performance improves relative to our performance targets and goals and the performance of our peer group companies, the Named Executive Officers' potential for additional compensation under the short-term and long-term incentive programs increases. If actual performance falls short of performance targets and goals, total compensation will be reduced. Short-term incentive compensation may be reduced to zero if performance falls short of established goals. Long-term incentive compensation, as described below, is generally subject to company-wide performance targets for a three year performance period for the Named Executive Officers. If the Company falls short of its performance targets for the three year performance period based on a pre-established formula, the payout will be reduced and may be reduced to zero for significant shortfalls. On an annual basis our Compensation and Organization Committee evaluates past performance, performance of the peer group companies and general market conditions to establish future performance targets and goals.

  Base Salary

        We strive to provide our Named Executive Officers with base salaries that are aligned with their roles and responsibilities and are competitive when compared to our peer companies of comparable size. We view base salary as an important component to each Named Executive Officer's overall compensation package. Base salaries are reviewed annually and at the time of promotion or other significant changes in responsibilities. The Compensation and Organization Committee sets the base salary of our Named Executive Officers using the medians of our peer group and the broader market for executives as a base line, taking into account the level of responsibility, experience and tenure of the individual, and the amount of performance based incentives received or granted each year.

  Short-Term Incentive Compensation

        Our short-term incentive compensation program allows us to create annual performance criteria that are flexible and that change with the needs of our business. Our CEO and his management team are responsible for the overall performance of the Company in accordance with our strategic operating plan, as approved annually by our Board of Directors, and are evaluated relative to these objectives. Each year, the Compensation and Organization Committee reviews our performance as compared to financial and qualitative goals established by it at the beginning of the year, although the Named Executive Officers do not have target incentive amounts or an explicit formula for determining payouts.

        The measurement criteria for our Named Executive Officers' incentive compensation bonuses for fiscal year 2008 were based on our growth in EBITA (earnings before interest expenses, taxes, amortization, company stock matches and one-time merger related expenses), EBITA return on total invested capital, and growth in EBITA per share, supplemented by qualitative achievements such as: initiating and completing significant acquisitions, including effective integration; aggressive quality and safety development plans; organizational restructuring; development and implementation of our employee engagement programs; cross-selling and production sharing between our operating groups; and other personal accomplishments. The Compensation and Organization Committee reviews Company performance on the measurement criteria above relative to peers and determines, in its sole discretion, the actual short-term incentive compensation paid to the Named Executive Officers taking into account the factors described above. The actual amounts of short-term incentive compensation awarded to the Named Executive Officers for fiscal year 2008 are shown in the column labeled "Bonus" in the Summary Compensation Table on page 23.

  Long-Term Incentive Compensation

        Long-term incentive compensation is provided to our Named Executive Officers through the award of restricted stock units pursuant to our Performance Earnings Program ("PEP"). Our long-term incentive compensation program is designed to focus our Named Executive Officers on our long-term goals and reward their achievement. This focus is set by creating a three year performance period under our PEP (described below), and our objective is to advance AECOM's long-term goals and enhance stockholder value.

        Our CEO provides the Compensation and Organization Committee with a recommended total dollar pool for PEP awards to all Named Executive Officers as well as other key executives, excluding the CEO and the Chairman. The Compensation and Organization Committee then reviews the compensation consultant's report described above, including the comparable total direct compensation amounts of peer companies and determines the value of PEP restricted stock units that are to be awarded to the Named Executive Officers, including the CEO. With the total reward package in mind, the actual awards granted for fiscal 2008 by the Compensation and Organization Committee to each of the Named Executive Officers considered the compensation consultant's report on stock awards for comparable positions within the peer group companies described above, as well as the executive's experience, qualitative results, individual contributions, scope of responsibility and retention risk.

        Under the Performance Earnings Program for fiscal year 2008 ("PEP08"), we awarded performance-based restricted stock units that are earned based on the Company's financial performance and continued employment over a three fiscal year performance period. The Compensation and Organization Committee establishes objective performance criteria for each PEP award period. The PEP08 awards are based on the three-year performance of two corporate objectives: (1) growth in EBITA and (2) return on investment. Growth in EBITA and return on investment are each given a fifty percent weighting in determining overall payout.

        The Compensation and Organization Committee adopted these three year performance goals because it believes they are key indicators of the Company's financial and operational success and are drivers of long-term stockholder value. The specific performance goal levels reflect confidential, internal financial targets at the time the awards are established. These goals require a high level of financial performance to be achieved over the three-year period. As was the case with the awards granted for prior performance periods, the goals for the PEP08 performance period are challenging but, we believe, achievable. The three-year performance period for our Performance Earnings Program for fiscal years 2006 – 2008 ("PEP06") closed at the end of fiscal year 2008. Given AECOM's achievement of the PEP06 goals, our Named Executive Officers will receive payments from PEP06 at 100% of target award amounts. Additionally, our Performance Earnings Program for fiscal years 2007 – 2009 ("PEP07") will close its three-year performance period at the end of fiscal year 2009. See the Outstanding Equity Awards at Fiscal Year-End 2008 table on page 25 for further details.

        Subsequent to our 2008 fiscal year, our Compensation and Organization Committee adopted a portfolio approach to long-term compensation and fiscal 2009 awards to our Named Executive Officers include a combination of PEP units, time-vested restricted stock units and stock options, rather than all PEP units as has been our past practice. We believe this portfolio approach balances the incentive value inherent in each vehicle and aligns our compensation design more closely with our competitors. All stock options have an exercise price equal to the price of our common stock on the date the option is granted.

        The Company does not currently have a policy requiring a fixed course of action with respect to compensation adjustments following later restatements of financial results. Under those circumstances, the Compensation and Organization Committee would evaluate whether compensation adjustments were appropriate based upon the facts and circumstances surrounding the restatement.

  Benefit and Retirement Programs

        General.    Our Named Executive Officers are eligible to participate in benefits plans that are available to substantially all of our employees, including participation in our Retirement & Savings Plan (401(k) plan), medical insurance, dental insurance, life insurance, and disability insurance programs. In addition to the benefit plans available to substantially all of our employees, we offer certain additional benefits to our executive officers and, where applicable, other senior officers. We believe these additional benefits are consistent with our overall compensation philosophy and designed to ensure that we can effectively retain our executives (including the Named Executive Officers) and compete for new executive talent. These additional benefits consist of the following:

  •
  Executive Life Insurance.  All of the Named Executive Officers except for the Chairman Asia, who is ineligible, are eligible to participate in an Executive Life Insurance plan on an annual basis. This plan is in addition to the basic life insurance program which is open to a large majority of AECOM employees. The Executive Life Insurance plan provides up to an additional $800,000 in coverage.

  •
  Executive Medical Insurance.  Our Named Executive Officers except for the Chairman Asia, who is ineligible, are eligible to participate in an Executive Medical Insurance plan on an annual basis. This plan is in addition to the basic medical insurance programs that are open to most AECOM employees. The Executive Medical Insurance plan provides up to 100% reimbursement for certain medical expenses up to $75,000 per calendar year. This plan is frozen to new participants.

  •
  Executive Allowance.  Our Named Executive Officers also receive an executive allowance, ranging from $20,000 to $40,000 annually, which may be used in their discretion.

        AECOM Pension Plan.    The AECOM Pension Plan is a defined benefit plan that was adopted in September 1990. Participation in the AECOM Pension Plan was closed to new entrants effective April 1, 1998. Of our Named Executive Officers, only our CEO, Chairman and Vice Chairman were employees as of April 1, 1998 and are eligible to receive a retirement pension benefit under the Pension Plan.

        We have generally replaced the AECOM Pension Plan with a 401(k) pension component of our Retirement & Savings Plan ("RSP"). Employees are allowed to make pre-tax or after-tax contributions of up to 6% of their compensation to this 401(k) pension component, and AECOM makes a matching contribution equal to 50% of the employees' contributions (maximum 3% of compensation). In addition, employees have the ability to make supplemental pre-tax or after-tax contributions of an additional 1% to 25% of their compensation to the RSP which is not matched with company contributions.

        Because highly compensated employees may be disqualified from fully participating in the RSP, we have established our non-qualified Deferred Compensation Plan to enable those highly compensated employees to defer compensation that they might otherwise have contributed to the RSP.

        AECOM Management Supplemental Executive Retirement Plan (MSERP).    The Company amended the AECOM Pension Plan, effective July 1, 1998, to provide that participants including Named Executive Officers (our CEO, Chairman and Vice Chairman), earning benefits under the AECOM Pension Plan would instead earn identical benefits under a plan known as the Management Supplemental Executive Retirement Plan, or MSERP. The MSERP replaces and provides benefits identical in nature to the AECOM Pension Plan but on an unfunded basis.

        AECOM Supplemental Executive Retirement Plans (92 SERP and 96 SERP).    In October 1992 we established the unfunded Supplemental Executive Retirement Plan, or 92 SERP, and in July 1996 we established the unfunded Supplemental Executive Retirement Plan, or 96 SERP, in order to provide some of our U.S. resident executive officers with pre-retirement death benefits and retirement benefits consistent with the level provided by the previous AECOM Pension Plan formula. These Supplemental Executive Retirement Plans require a participant to have reached the minimum age of 50 and to have worked at AECOM for at least five years. The plans also include early retirement provisions at age 62 with full retirement benefits.

        Of our Named Executive Officers, only our CEO is eligible to receive any benefits from the 92 SERP and only our Vice Chairman is eligible to receive any benefits from the 96 SERP.

        AECOM Excess Benefit Plan.    In July of 1996 we established the AECOM Excess Benefit Plan for participants in the Supplemental Executive Retirement Plans in order to provide only those benefits which the AECOM Pension Plan cannot provide due to federal tax limits. Benefits from the Excess Benefit Plan are unfunded and will reduce, dollar-for-dollar, the pension benefit paid by the Supplemental Executive Retirement Plans.

Employment Agreements, Severance Benefits and Change in Control Provisions

        Except for our Vice Chairman, we do not have any employment agreements in effect with any of our Named Executive Officers. We entered into an employment agreement with our Vice Chairman in connection with his joining us upon our acquisition of TCB Inc. The employment agreement provides for a severance payment equal to 12 months base salary for termination of employment by the Company without cause or by "Constructive Discharge," such as a material reduction in job duties or a required relocation without consent.

Stock Ownership Guidelines

        Although not in effect for fiscal year 2008, the Compensation and Organization Committee adopted executive and director stock ownership guidelines in December 2008. These guidelines were adopted to provide another basis for aligning the interests of our Named Executive Officers with our stockholders, by ensuring our senior officers maintain a personal equity investment in AECOM. Based on recommendations from our independent compensation consultant, our Chairman and CEO must maintain ownership of AECOM stock at the lesser of five times base salary or 165,000 shares and the other Named Executive Officers at the lesser of three times base salary or 40,000 shares. Shares owned directly and indirectly, deferred stock units, unvested PEP units and other restricted stock units and vested stock options and shares are counted toward the guidelines. All share amounts that are pre-tax are reduced in value under the guidelines by forty percent to cover expected tax withholding. Executives have five years to comply with the guidelines. All of our Named Executive Officers currently significantly exceed the stock ownership requirements contained in the guidelines. Please see Stock Ownership Guidelines in the Corporate Governance Section on page 12 for a discussion of the director stock ownership guidelines.

Tax Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code limits a company's federal tax deduction on compensation paid in excess of $1 million a year to the Chief Executive Officer and the other Named Executive Officers. The IRS' limitation does not apply to compensation that qualifies as "performance-based" under federal tax law. In addition, transition rules exempt certain compensation paid under plans in existence before our initial public offering. Our policy is to structure, to the extent practicable, compensation arrangements with our executive officers to be fully deductible under federal tax law unless the benefit of such deductibility is outweighed by our corporate objectives.

        We will continue to monitor the deductibility of executive compensation pursuant to Section 162(m) and will take appropriate action if and when it is warranted. Since corporate objectives may not always be consistent with the requirements for full deductibility, we are prepared, when appropriate, to enter into compensation arrangements under which payments may not be deductible under Section 162(m). Thus, deductibility will not be the sole factor used in ascertaining appropriate levels or modes of compensation.

 REPORT OF THE COMPENSATION AND ORGANIZATION COMMITTEE OF
THE BOARD OF DIRECTORS

        The Compensation and Organization Committee has reviewed and discussed with management the Compensation Discussion and Analysis and, based on such review and discussions, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K and this Proxy Statement.

                      Respectfully submitted,

                      H. Frederick Christie, Chairperson
                      James H. Fordyce
                      Linda Griego
                      Robert J. Lowe
                      William G. Ouchi

Executive Compensation Tables

        The following tables provide information regarding the compensation awarded to or earned during our fiscal year ended September 30, 2008 by our principal executive officer ("PEO"), our principal financial officer ("PFO") and the three most highly compensated executive officers other than the PEO and PFO.

Summary Compensation Table for Fiscal Years Ended September 30, 2008, 2007 and 2006

Name and Principal Position	Year	Salary ($)(1)		Bonus ($)(2)		Stock Awards ($)(3)		Option Awards ($)			Non-Equity Incentive Plan Compensation ($)		Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)		All Other Compensation ($)			Total ($)
John M. Dionisio President and Chief Executive Officer (PEO)	2008 2007 2006	$ $ $	956,543 862,514 718,760	$ $ $	2,000,000 1,500,000 850,000	$ $ $	3,963,263 2,032,011 1,600,278	$ $ $	0 0 0		$ $ $	0 0 0	$ $ $	344,007 348,949 89,436	$ $ $	99,216 136,315 103,117	(4)	$ $ $	7,363,029 4,879,789 3,361,591
Richard G. Newman Chairman	2008 2007 2006	$ $ $	918,090 900,016 900,016	$ $ $	1,700,000 1,500,000 850,000	$ $ $	1,955,865 1,637,123 1,324,378	$ $ $	0 0 0		$ $ $	0 0 0	$ $ $	0 0 3,674	$ $ $	114,177 95,194 116,947	(5)	$ $ $	4,688,132 4,132,333 3,195,015
James R. Royer Vice Chairman	2008 2007 2006	$ $ $	548,389 487,510 443,758	$ $ $	1,000,000 500,000 450,000	$ $ $	836,451 442,173 316,871	$ $ $	0 0 0		$ $ $	0 0 0	$ $ $	252,614 191,663 83,325	$ $ $	97,081 69,569 87,427	(6)	$ $ $	2,734,535 1,690,915 1,381,381
Michael S. Burke Executive Vice President, Chief Financial Officer (PFO)	2008 2007 2006	$ $ $	522,926 456,258 353,853	$ $ $	625,000 500,000 400,000	$ $ $	1,225,835 532,742 240,295	$ $ $	0 0 93,700	(7)	$ $ $	0 0 0	$ $ $	0 0 0	$ $ $	107,370 241,239 369,568	(8)	$ $ $	2,481,131 1,730,239 1,457,416
Francis S.Y. Bong Chairman Asia(9)	2008 2007 2006	$ $ $	390.943 364,625 347,431	$ $ $	380,802 379,095 408,218	$ $ $	412,089 353,925 273,899	$ $ $	0 0 0		$ $ $	0 0 0	$ $ $	0 0 0	$ $ $	233,272 274,054 349,954	(10)	$ $ $	1,026,554 1,371,699 1,379,502

(1)
Includes deferrals to qualified defined contribution and non-qualified deferred compensation plans. For more information regarding amounts deferred into the non-qualified deferred compensation plan, please refer to the Nonqualified Deferred Compensation Table. 2008 compensation amounts are for a 53-week fiscal year.

(2)
2008 bonus amounts include the FY2008 incentive compensation bonus amounts paid in December 2008 and all cash bonuses accrued and paid in FY2008 excluding incentive compensation paid in December 2007 since such amounts were accrued in FY2007 and included in the FY2007 bonus amounts.

(3)
Amounts reflect grants under the PEP in FY2006, FY2007 and FY2008. Each participant in the PEP was awarded a specific number of target units that will be earned by the participant throughout a three-year performance period based on a formula that will include two categories of performance for AECOM (refer to the long-term incentive awards section of the "Compensation Discussion & Analysis" section in this proxy statement for more details regarding this program). The future value of these PEP grants is dependent upon the performance of the Company.

The amounts in this column are based on the dollar amounts that AECOM recognized as a compensation expense in FY2008 for the 2006 PEP, 2007 PEP and 2008 PEP awards under Statement of Financial Accounting Standards 123R. The Outstanding Equity Awards at Fiscal Year-End and Option Exercises and Stock Vested tables include additional information with respect to all awards outstanding as of September 30, 2008.

(4)
This amount includes company match in the RSP, executive life insurance premiums, executive medical insurance premiums in the amount of $20,776, tax gross-ups on the Medicare and FICA tax attributed to the MSERP, travel and entertainment expenses for spouse to company events, company-paid parking, club membership dues, personal air travel and a $40,000 executive allowance.

(5)
This amount includes executive life insurance premiums, executive medical insurance premiums in the amount of $20,776, travel expenses for spouse to company events, company paid parking, club membership dues, company-paid charitable contributions, personal air travel and a $40,000 executive allowance.

(6)
This amount includes company match in the RSP, company match in the DCP, executive life insurance premiums, executive medical insurance premiums in the amount of $20,776, tax gross-ups on the Medicare and FICA tax attributed to the MSERP, travel expenses for spouse to company events in the amount of $30,338, AECOM Charitable Matching Gift Program contributions, club membership dues and a $20,000 executive allowance.

(7)
Mr. Burke received options to purchase 20,000 shares of AECOM common stock granted on October 3, 2005 with an exercise price of $12.405 per share. This award is valued at a Black-Scholes value of $4.685 per share option as of the grant date. This Black-Scholes valuation includes the following assumptions: Time to Expiration of 7 years, which matches the life of the option as AECOM has historically not experienced early exercise of options by our executives; Risk Factor Rate of 4.31%, which is the market yield on U.S. Treasury securities at 7-year constant maturity as of October 3, 2005; and Volatility of 0.25, which considers volatility of publicly traded comparable company stocks as of the valuation date.

(8)
This amount includes company match in the RSP, company match in the DCP in the amount of $12,500, executive life insurance premiums, executive medical insurance premiums in the amount of $20,776, travel expenses for spouse to company events, company-paid parking, personal air travel, AECOM Charitable Matching Gift Program contributions, club membership dues and a $20,000 executive allowance.

(9)
All amounts were valued using the average exchange rate for FY2008, from Hong Kong Dollars to U.S. Dollars, of 0.12834 (data provided by Oanda.com).

(10)
This amount includes company match in the Hong Kong Global Stock Plans in the amount of $10,241, an additional company contribution of $97,284 of AECOM shares per the terms of the Grandfathered Directors Hong Kong Stock Investment Plan, company contributions to the Hong Kong MFP Pension Plan, cash to purchase individual life insurance, travel expenses for spouse to company events, travel allowance, housing allowance in the amount of $73,843, club membership dues, annual medical costs and a $20,000 executive allowance.

Grants of Plan-based Awards for Fiscal Year 2008

		Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares or Stock/Units	All Other Stock Awards: Number of Securities Underlying Options	Exercise or Base Price of Options Awards ($/Sh)
								Grant Date Fair Value of Stock and Option Awards(2)
Name and Principal Position	Grant Date	Threshold (#)	Target (#)	Maximum (#)
John M. Dionisio President and Chief Executive Officer	11/28/2007	0	136,119	163,343	N/A	N/A	$0	$3,750,078
Richard G. Newman Chairman	11/28/2007	0	43,557	52,268	N/A	N/A	$0	$1,199,995
James R. Royer Vice Chairman	11/28/2007	0	38,114	45,737	N/A	N/A	$0	$1,050,041
Michael S. Burke Executive Vice President, Chief Financial Officer	11/28/2007	0	64,427	77,312	N/A	N/A	$0	$1,774,964
Francis S. Y. Bong Chairman Asia	11/28/2007	0	10,890	13,068	N/A	N/A	$0	$300,020

(1)
Each Named Executive Officer was awarded a specific number of target PEP units that may be earned during a three-year performance period based upon company performance (refer to the long-term incentive awards section of the "Compensation Discussion & Analysis" section in this proxy statement for more details regarding this program). The future value of these PEP awards is dependent upon the performance of the Company.

The target for the 2008 PEP awards was 100% of the granted PEP units. The maximum for the 2008 PEP awards was 120% of the granted PEP units.

(2)
The amounts in the this column are based upon the number of 2008 PEP units granted multiplied by an expected achievement percentage of 100% in accordance with our financial plan estimates, valued at the November 28, 2007 AECOM common stock price of $27.55 per share.

The 2008 PEP units will vest on December 31 following the close of the three year performance period (i.e. December 31, 2010).

        The above table reflects amounts of awards under our PEP, which generally vest following the close of a three-year performance period and are settled by the delivery of one share of common stock for each PEP unit earned. Each Named Executive Officer must be an active employee at the time the PEP unit is vested or the Named Executive Officer forfeits the PEP award, although exceptions may be made by the Compensation and Organization Committee, including exceptions for retirement, death or disablement. At the end of the three-year performance period, the final amount of PEP units that are earned by each Named Executive Officer will be determined based on achievement of the performance criteria. Beginning in 2007, the PEP awards have a deferred compensation-election feature that allows recipients of PEP awards to defer settlement of such awards to the extent permitted under regulatory statutes.

Outstanding Equity Awards at Fiscal Year-End 2008

	Option Awards						Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units That Have Not Vested (#)	Market Value Shares or Units That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
John M. Dionisio President and Chief Executive Officer	50,000 100,000 100,000	N/A N/A N/A	N/A N/A N/A	$ $ $	7.84 9.755 10.39	11/21/2009 11/20/2010 12/2/2011	N/A	$0	PEP 08—136,119 PEP 07—137,400 PEP 06—192,476	PEP 08—$3,326,748 PEP 07—$3,358,056 PEP 06—$4,704,113
Richard G. Newman Chairman(3)	120,000 300,000 360,000 150,000	N/A N/A N/A N/A	N/A N/A N/A N/A	$ $ $ $	5.455 7.84 9.755 10.39	08/19/2009 11/21/2009 11/20/2010 12/2/2011	N/A	$0	PEP 08—43,557 PEP 07—84,600 PEP 06—114,090	PEP 08—$1,064,533 PEP 07—$2,067,624 PEP 06—$2,788,360
James R. Royer Vice Chairman	30,000 40,000 50,000	N/A N/A N/A	N/A N/A N/A	$ $ $	5.455 7.84 9.755	08/19/2009 11/21/2009 11/20/2010	N/A	$0	PEP 08—38,114 PEP 07—31,800 PEP 06—27,894	PEP 08—$931,506 PEP 07—$777,192 PEP 06—$681,729
Michael S. Burke Executive Vice President, Chief Financial Officer	20,000	N/A	N/A		$12.405	10/3/2012	N/A	$0	PEP 08—64,427 PEP 07—68,400 PEP 06—18,830	PEP 08—$1,574,596 PEP 07—$1,671,696 PEP 06—$460,205
Francis S. Y. Bong Chairman Asia	25,000	N/A	N/A		$9.755	11/20/2010	N/A	$0	PEP 08—10,890 PEP 07—19,800 PEP 06—20,922	PEP 08—$266,152 PEP 07—$483,912 PEP 06—$511,334

(1)
This column represents the number of 2006 PEP, 2007 PEP and 2008 PEP units that were not vested as of September 30, 2008.

(2)
This column represents the number of 2006 PEP, 2007 PEP and 2008 PEP units that were not vested as of September 30, 2008 multiplied by the September 30, 2008 common stock price of $24.44 per share.

The FY 06 PEP, FY 07 PEP and FY 08 PEP awards become vested based upon the time and performance-based vesting criteria described under the heading "Long-Term Incentive Compensation" in the "Compensation Discussion & Analysis" section of this proxy statement.

(3)
As of September 30, 2008, Mr. Newman holds 714,000 of his outstanding stock options and all of his 2006 PEP, 2007 PEP and 2008 PEP grants in the R&C Newman Revocable Trust. The remaining 216,000 outstanding options are held in the in the R&C Newman Partnership LP.

 Options Exercises and Stock Vested for Fiscal Year 2008

        The following table sets forth information with respect to options exercised and stock awards vested by the Named Executive Officers during FY2008.

	Option Awards		Stock Awards
Name and Principal Position	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise($)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting($)(1)
John M. Dionisio President and Chief Executive Officer	180,000	$4,052,977	32,388	$925,325
Richard G. Newman(2) Chairman	300,000	$7,809,467	48,581	$1,387,959
James R. Royer Vice Chairman	70,000	$1,475,935	11,336	$323,870
Michael S. Burke Executive Vice President, Chief Financial Officer	N/A	$0	9,394	$268,387
Francis S. Y. Bong Chairman Asia	175,000	$4,218,013	11,336	$323,870

(1)
Reflects amounts vested from units granted under our 2005 Performance Earnings Program. The value of such units is based on units earned and vested on December 31, 2007 multiplied by the December 31, 2007, common stock price of $28.57.

(2)
Mr. Newman exercised 74,000 stock options from his individual account, 70,000 stock options from the R&C Newman Revocable Trust and 156,000 stock options from the R&C Newman Partnership LP.

 Pension Benefits for Fiscal Year 2008

Name and Principal Position	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefits ($)(1)	Payments During Last Fiscal Year ($)
John M. Dionisio President and Chief Executive Officer	AECOM Technology Corporation Pension Plan	21.5000	$149,550	$0
	AECOM Technology Corporation Management Supplemental Executive Retirement Plan	21.5000	$165,917	$0
	1992 AECOM Technology Corporation Supplemental Executive Retirement Plan	21.5000	$2,308,952	$0
Richard G. Newman Chairman	AECOM Technology Corporation Pension Plan	31.2500	$702,166	$95,595
	AECOM Technology Corporation Management Supplemental Executive Retirement Plan	31.2500	$133,077	$18,117
James R. Royer Vice Chairman	AECOM Technology Corporation Pension Plan	12.4167	$33,261	$0
	AECOM Technology Corporation Management Supplemental Executive Retirement Plan	12.4167	$153,845	$0
	1996 AECOM Technology Corporation Supplemental Executive Retirement Plan	12.4167	$1,180,082	$0

Messrs. Burke and Bong are not eligible to participate in any of the AECOM Pension Plans.

(1)
Amounts in this column are computed using the projected unit credit method reflecting average salary and service as of fiscal year end 2008. The material assumptions, except the retirement assumption, used to determine these liabilities can be located in note 12 to our consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended September 30, 2008. The retirement assumption was based on the respective plans' normal retirement age.

        AECOM Technology Corporation Pension Plan—The plan's benefit formula is integrated with Social Security benefits and is based on the participant's years of service for the Company and "Final Average Compensation" as described at the end of this paragraph. Effective April 1, 2004, compensation for use in determining the Final Average Compensation was limited to the participant's highest annual compensation for any calendar year during the period beginning January 1, 1994, and ending December 31, 2003. Final Average Compensation is further limited to the applicable Internal Revenue Code Section 401(a)(17) limit. The plan benefit is limited to the applicable Internal Revenue Code Section 415(b) limit. Only employees hired before April 1, 1998, are eligible to participate in the plan. In addition, eligibility for the plan occurs no later than the completion of one year of service. Early retirement age is the first day of any month after age 55, provided the participant has earned five years of service. Final Average Compensation includes, as applicable, participant's salary, sick pay, overtime pay, shift premiums, contract completion bonuses, incentive compensation bonuses, severance pay paid within 30 days of termination of employment, vacation pay, pre-tax contributions made on the participant's behalf to an Internal Revenue Code Section 125 cafeteria plan and pre-tax contributions to the Retirement and Savings Plan under Internal Revenue Code Section 401(k).

        Depending on the participant's years of service to AECOM, the pension benefits will range from 26% to 30.5% of the employee's final average monthly compensation plus an additional 11% to 12.5% of the employee's final average monthly compensation in excess of specified Social Security base amounts. The final average monthly compensation was capped as of April 1, 2004, at the employee's highest monthly compensation (including incentive compensation) during one full calendar year from 1994 through 2003. If the employee's final average monthly compensation as of April 1, 2004, was lower than the cap, the employee's final monthly average compensation will continue to increase each month until the participant's average monthly compensation reaches the compensation cap. Pension benefits will generally be reduced for participants with less than 25 years of service as required by plan rules. Employee contributions to the Pension Plan of up to 1.5% of compensation were required prior to April 1, 1998.

        AECOM Technology Corporation Management Supplemental Executive Retirement Plan (MSERP)—The plan's benefit formula is integrated with Social Security benefits and is based on the participant's years of service for the Company and Final Average Compensation. Effective April 1, 2004, compensation for use in determining the Final Average Compensation was limited to the participant's highest annual compensation for any calendar year during the period beginning January 1, 1994, and ending December 31, 2003. Compensation is further limited to the applicable Internal Revenue Code Section 401(a)(17) limit. The plan benefit is limited to the applicable Internal Revenue Code Section 415(b) limit. The participant's benefit under this plan is equal to the total benefit that the participant would have received under the AECOM Technology Corporation Pension Plan if the participant had not met the eligibility requirement of (b) in the paragraph below minus the benefit payable to the participant under the AECOM Technology Corporation Pension Plan.

        Only employees hired before April 1, 1998, are eligible to participate in the plan. Eligibility to participate in the plan is provided to an employee who (a) is a member of a select group of management or highly compensated employees, (b) has ceased to participate in the AECOM Pension Plan because the employee is an officer and is eligible to receive incentive compensation under the AECOM Technology Corporation Incentive Compensation Plan, and (c) has been selected to participate in the plan by the Compensation and Organization Committee. Early retirement age is the first day of any month after age 55, provided the participant has earned five years of service. Compensation is the participant's salary, plus, as applicable, sick pay, overtime pay, shift premiums, contract completion bonuses, incentive compensation bonuses, severance pay paid within 30 days of termination of employment, vacation pay, pre-tax contributions made on the participant's behalf to a Internal Revenue Code Section 125 cafeteria plan and pre-tax contributions to the Retirement and Savings Plan under Internal Revenue Code Section 401(k).

        The benefits of each employee who participated in the AECOM Pension Plan or MSERP are reduced by the actuarial estimate of the equivalent of a hypothetical account balance, calculated to be what the employee would have in his or her 401(k) pension component from April 1, 1998, until the employee's retirement if 3% (less for certain long-service employees) had been contributed every year and the 401(k) contributions had remained invested in a benchmark fund, which mirrors the AECOM Pension Plan investments. At termination, participants have a one-time opportunity to restore this reduction by transferring from their 401(k) account to the AECOM Pension Plan an amount equal to the hypothetical account balance.

        1992 AECOM Technology Corporation Supplemental Executive Retirement Plan—The plan's benefit formula is integrated with Social Security and is based on the participant's years of service for the Company and Final Average Compensation. Effective April 1, 2004, compensation for use in determining the Final Average Compensation was limited to the participant's highest annual compensation for any calendar year during the period beginning January 1, 1994, and ending December 31, 2003. The participant's benefit under this plan is equal to the total benefit that the participant would have received under the DMJM Pension Plan if the participant was not limited by compensation maximums and age-related distribution rules minus the benefit payable to the participant under the MSERP and the AECOM Technology Corporation Pension Plan.

        Only employees hired before April 1, 1998, are eligible to participate in the plan. Eligibility to participate in the plan is provided to an employee who (a) is a member of a select group of management or highly compensated employees, (b) has completed at least five years of service, (c) is at least 50 years old and (d) has been selected to participate in the plan by the Board of Directors. Early retirement age is the first day of any month after age 55, provided the participant has earned three years of service. Compensation is the participant's salary, plus sick pay, overtime pay, shift premiums, contract completion bonuses, incentive compensation bonuses, severance pay paid within 30 days of termination of employment, vacation pay, pre-tax contributions made on the participant's behalf to a Internal Revenue Code Section 125 cafeteria plan and pre-tax contributions to the Retirement and Savings Plan under Internal Revenue Code Section 401(k).

        1996 AECOM Technology Corporation Supplemental Executive Retirement Plan—The plan's benefit formula is integrated with Social Security and is based on the participant's years of service for the Company and Final Average Compensation. Effective April 1, 2004, compensation for use in determining the Final Average Compensation was limited to the participant's highest annual compensation for any calendar year during the period beginning January 1, 1994, and ending December 31, 2003. The participant's benefit under this plan is equal to the total benefit that the participant would have received under the AECOM Technology Corporation Pension Plan if the participant was not limited by compensation maximums, age-related and annuity distribution rules, and eligibility exclusions minus the benefit payable to the participant under the MSERP and the AECOM Technology Corporation Pension Plan.

        Only employees hired before April 1, 1998, are eligible to participate in the plan. Eligibility to participate in the plan is provided to an employee who (a) is a member of a select group of management or highly compensated employees, (b) has completed at least five years of service, (c) is at least 50 years old, (d) has a date of hire on or after March 1, 1996, and (e) has been selected to participate in the plan by the Board of Directors. Early retirement age is the first day of any month after age 55, provided the participant has earned three years of service. Compensation is the participant's salary, plus sick pay, overtime pay, shift premiums, contract completion bonuses, incentive compensation bonuses, severance pay paid within 30 days of termination of employment, vacation pay, pre-tax contributions made on the participant's behalf to a Internal Revenue Code Section 125 cafeteria plan and pre-tax contributions to the Retirement and Savings Plan under Internal Revenue Code Section 401(k).

Nonqualified Deferred Compensation for Fiscal Year 2008

Name and Principal Position	Executive Contributions in Last FY($)(1)	Registrant Contributions in Last FY($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)(4)	Aggregate Balance at Last FYE($)(5)
John M. Dionisio President and Chief Executive Officer	$440,138	$0	$(2,989,265)	$0	$7,197,457
Richard G. Newman Chairman	$240,747	$0	$(9,244,896)	$0	$24,867,371
James R. Royer Vice Chairman	$75,000	$7,500	$(3,476,535)	$(248)	$8,154,807
Michael S. Burke Executive Vice President, Chief Financial Officer	$125,000	$12,500	$(574,796)	$(1,598)	$1,430,093

Mr. Bong is not eligible to participate in the DCP.

(1)
Consists of FY2008 employee contributions to the DCP.

(2)
Consists of FY2008 Company match contributions to the DCP. The values in this column are also included in the All Other Compensation column of the Summary Compensation Table.

(3)
This is the difference in the DCP beginning balance as of October 1, 2007 and the DCP ending balance as of September 30, 2008, less any activity in the plan during the 2008 fiscal year. The values in this column are not represented in the Summary Compensation Table.

(4)
Consists of DCP Company match stock units that were sold in FY2008 to cover the taxes on the DCP company match earned in calendar year 2007.

(5)
September 30, 2008, DCP ending balance.

        For FY2008, participants were allowed to defer the same type of compensation into the DCP as are allowed to be deferred into the RSP: up to 50% of base salary and 100% of any bonus. Contributions are credited to the participant's account under the DCP as a number of common stock units based on the fair market value of the Company's common stock, as determined by the current AECOM common stock price. For FY2008, participants in the DCP were provided a 10% company match, credited in the form of additional common stock units on all contributions to the AECOM stock fund in the plan; the match is 100% vested after three years of service with the Company.

        In December 2007, all DCP participants were provided with a one-time opportunity to make a change to their distribution election for their DCP balance as of December 31, 2007. The distribution options are as follows: 1) a single lump-sum distribution paid six months following the end of the quarter in which termination of employment occurs or 2) 2 to 15 annual installments with the first installment occurring six months following the end of the quarter in which termination of employment occurs and all future installments paid annually in January. For any deferrals into the DCP after December 31, 2007, participants can make in-service withdrawals and termination distributions elections. In-service withdrawals options are single lump sum payment or 2 to 5 annual installments. Distribution options at termination are single lump sum payment or 2 to 15 annual installments.

 Payments and Benefits upon Termination or Change in Control

        Payments and benefits that would be provided to each Named Executive Officer in addition to those received by all employees (such as 401(k) and paid time off) as a result of certain termination events are set forth in the tables below. The amounts shown assume termination of employment effective as of September 30, 2008.

        No Named Executive Officer has an employment agreement that provides for termination severance or change in control, with the exception of Mr. Royer. The employment agreement with Mr. Royer provides for a severance payment equal to twelve (12) months base salary for termination of employment by the Company without cause or by "Constructive Discharge," such as a material reduction in job duties or a required relocation without consent.

        Pursuant to the terms of each of the PEP ("Long-Term Incentives" in the tables below) held by our Named Executive Officers, upon the date of a termination of the executive's employment as a result of death or Total and Permanent Disablement, the unvested awards will vest on a pro-rata basis. Total and Permanent Disablement means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. Prorata vesting is calculated as the percentage where the denominator is the number of months in the performance cycle of the relevant award and the numerator is the number of whole months from the beginning date of the performance cycle through the date of the executive's termination.

        Mr. Burke is eligible for Long-Term Incentives upon Death or Total and Permanent Disability in the amount $2,099,535. Long-Term Incentives include PEP06, PEP07 and PEP08 awards. The valuation is based on the AECOM common stock price as of September 30, 2008 which was $24.44 per share.

 Payments and Benefits upon Termination or Change in Control

John M. Dionisio

	Long-Term Incentives(1)	AECOM Technology Corporation Pension Plan(2)	AECOM Technology Corporation Management Supplemental Executive Retirement Plan(2)	1992 AECOM Technology Corporation Supplemental Executive Retirement Plan	Total

Voluntary Termination	$0	$158,291	$177,708	$2,564,971	$2,900,970

Involuntary Termination for Cause	$0	$158,291	$177,708	$0	$335,999

Involuntary Termination Without Cause/Termination for Good Reason	$0	$158,291	$177,708	$2,564,971	$2,900,970

Early Retirement	$0	$158,291	$177,708	$2,564,971	$2,900,970

Retirement	$0	(3)	(3)	(3)	$0

Death	$8,051,734	$75,680	$86,716	$2,616,104	$10,830,234

Total and Permanent Disability	$8,051,734	$149,550	$218,925	$2,564,971	$10,985,180

Involuntary Termination Upon Change-in-Control	$0	$158,291	$177,708	$2,564,971	$2,900,970

Resignation Upon Change-in-Control	$0	$158,291	$177,708	$2,564,971	$2,900,970

(1)
Includes PEP06, PEP07 and PEP08 awards. The valuation is based on the AECOM common stock price as of September 30, 2008 which was $24.44 per share.

(2)
Amounts in this column are computed using the projected unit credit method reflecting average salary and service as of FY2008, except for permanent disability, which projects service to normal retirement age for the AECOM Technology Corporation Pension Plan and the AECOM Technology Corporation Management Supplemental Executive Retirement Plan. The material assumptions, except the various termination assumptions and 2008 lump sum interest rate of 4.93%, used to determine these liabilities can be located in note 12 to our consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended September 30, 2008. The retirement assumption was based on the respective plans' normal retirement age.

(3)
Retirement valuation of pension plans can be referenced on the Pension Benefits for Fiscal Year 2008 Table.

 Payments and Benefits upon Termination or Change in Control

Richard G. Newman

	Long-Term Incentives(1)	AECOM Technology Corporation Pension Plan(2)	AECOM Technology Corporation Management Supplemental Executive Retirement Plan(2)	Total

Voluntary Termination	$0	$702,166	$133,077	$835,243

Involuntary Termination for Cause	$0	$702,166	$133,077	$835,243

Involuntary Termination Without Cause/Termination for Good Reason	$0	$702,166	$133,077	$835,243

Early Retirement	$0	$702,166	$133,077	$835,243

Retirement	$4,521,620	(3)	(3)	$4,521,620

Death	$4,521,620	$352,084	$66,728	$4,940,432

Total and Permanent Disability	$4,521,620	$702,166	$133,077	$5,356,863

Involuntary Termination Upon Change-in-Control	$0	$702,166	$133,077	$835,243

Resignation Upon Change-in-Control	$0	$702,166	$133,077	$835,243

(1)
Includes PEP06, PEP07 and PEP08 awards. The valuation is based on the AECOM common stock price as of September 30, 2008 which was $24.44 per share. Retirement means retirement from active employment with the Company and its subsidiaries at or after age 65.

(2)
Amounts in this column are computed using the projected unit credit method reflecting average salary and service as of FY2008, except for permanent disability which projects service to normal retirement age for the AECOM Technology Corporation Pension Plan and the AECOM Technology Corporation Management Supplemental Executive Retirement Plan. The material assumptions, except the various termination assumptions and 2008 lump sum interest rate of 4.93%, used to determine these liabilities can be located in note 12 to our consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended September 30, 2008. The retirement assumption was based on the respective plans' normal retirement age.

(3)
Retirement valuation of pension plans can be referenced on the Pension Benefits for Fiscal Year 2008 Table.

 Payments and Benefits upon Termination or Change in Control

James R. Royer

	Severance(1)	Long-Term Incentives(2)	AECOM Technology Corporation Pension Plan(3)	AECOM Technology Corporation Management Supplemental Executive Retirement Plan(3)	1996 AECOM Technology Corporation Supplemental Executive Retirement Plan	Total

Voluntary Termination	$0	$0	$33,564	$154,176	$1,065,028	$1,252,768

Involuntary Termination for Cause	$0	$0	$33,564	$154,176	$0	$187,740

Involuntary Termination Without Cause/Termination for Good Reason	$550,014	$0	$33,564	$154,176	$1,065,028	$1,802,782

Early Retirement	$0	$0	$33,564	$154,176	$1,065,028	$1,252,768

Retirement	$0	$0	(4)	(4)	(4)	$0

Death	$0	$1,510,359	$15,975	$75,602	$1,279,546	$2,881,482

Total and Permanent Disability	$0	$1,510,359	$33,261	$186,543	$1,065,028	$2,795,191

Involuntary Termination Upon Change-in-Control	$550,014	$0	$33,564	$154,176	$1,065,028	$1,802,782

Resignation Upon Change-in-Control	$0	$0	$33,564	$154,176	$1,065,028	$1,252,768

(1)
Severance value includes base salary; the terms of his employment agreement provide for undeclared bonus which is not determinable at fiscal year end and is excluded from this amount.

(2)
Includes PEP06, PEP07 and PEP08 awards. The valuation is based on the AECOM common stock price as of September 30, 2008 which was $24.44 per share.

(3)
Amounts in this column are computed using the projected unit credit method reflecting average salary and service as of FY2008, except for permanent disability which projects service to normal retirement age for the AECOM Technology Corporation Pension Plan and the AECOM Technology Corporation Management Supplemental Executive Retirement Plan. The material assumptions, except the various termination assumptions and 2008 lump sum interest rate of 4.93%, used to determine these liabilities can be located in note 12 to our consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended September 30, 2008. The retirement assumption was based on the respective plans' normal retirement age.

(4)
Retirement valuation of pension plans can be referenced on the Pension Benefits for Fiscal Year 2008 Table.

 Payments and Benefits upon Termination or Change in Control

Francis S.Y. Bong

	Severance(1)	Long-Term Incentives(2,3)	Total

Voluntary Termination	$0	$0	$0

Involuntary Termination for Cause	$0	$0	$0

Involuntary Termination Without Cause/Termination for Good Reason	$194,050	$0	$194,050

Early Retirement	$0	$0	$0

Retirement	$194,050	$922,659	$1,116,709

Death	$0	$922,659	$922,659
Total and Permanent Disability	$194,050	$922,659	$1,116,709

Involuntary Termination Upon Change-in-Control	$194,050	$0	$194,050

Resignation Upon Change-in-Control	$194,050	$0	$194,050

(1)
Severance value is comprised of six (6) months of base salary.

(2)
Includes PEP06, PEP07 and PEP08 awards. The valuation is based on the AECOM common stock price as of September 30, 2008 which was $24.44 per share. Retirement means retirement from active employment with the Company and its subsidiaries at or after age 65.

 Directors Compensation for Fiscal Year 2008

Name and Principal Position	Fees Earned or Paid in Cash($)(1)	Stock Awards($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation($)	Change in Pension Value & Non- Qualified Deferred Compensation Earnings	All Other Compensation ($)(3)	Total($)
H. Frederick Christie	$90,000	$0	$89,800	$0	$0	$10,792	$190,592
James H. Fordyce	$67,500	$0	$89,800	$0	$0	$6,930	$164,230
S. Malcolm Gillis	$65,000	$0	$89,800	$0	$0	$15,429	$170,229
Linda Griego	$74,500	$0	$89,800	$0	$0	$19,785	$184,085
Robert J. Lowe(4)	$70,500	$0	$89,800	$0	$0	$18,719	$179,019
Norman Y. Mineta	$68,000	$0	$89,800	$0	$0	$7,067	$164,867
William G. Ouchi	$74,500	$0	$89,800	$0	$0	$23,799	$188,099
William P. Rutledge(5)	$84,500	$0	$89,800	$0	$0	$11,145	$185,445

Messrs. Dionisio, Newman and Bong are employee directors and do not receive separate compensation for activities as Board members.

(1)
These amounts include annual retainer fees and board and committee meeting fees earned in FY2008. The following directors deferred amounts from their retainer fees and board and committee meeting fees paid in FY2008 into the DCP: Christie—$82,500 Fordyce—$60,500, Gillis—$62,000, Griego—$13,500, Lowe—$67,500, Mineta—$55,500 and Rutledge—$81,500.

(2)
On February 28, 2008, each non-employee director received an option to purchase 10,000 shares of common stock granted with an exercise price of $27.00 per share. The Black-Scholes value of these options is $8.98 per share as of the grant date. This Black-Scholes valuation includes the following assumptions: Expected life of 4.5 years, risk factor rate of 3.5% and volatility of 0.33.

  The directors have the following number of stock option awards outstanding as of September 30, 2008: Christie—54,000 vested stock options, Fordyce—17,500 vested stock options, Gillis—57,200 vested stock options, Griego—40,000 vested stock options, Lowe—60,200 vested stock options, Mineta—20,000 vested stock options, Ouchi—56,000 vested stock options and Rutledge—60,200 vested stock options.

(3)
These amounts include company match on deferred pre-tax contributions from fees earned during FY2008 into the DCP, company matching contributions to charitable organizations and spousal travel to Board events.

(4)
Mr. Lowe exercised options to purchase 3,000 shares of common stock on 2/19/2008 with a realized gain of $71,310 and exercised options to purchase 3,000 shares of common stock on 11/07/2007 with a realized gain of $74,610.

(5)
Mr. Rutledge exercised options to purchase 3,000 shares of common stock on 10/10/2007 with a realized gain of $85,530.

 COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        None of the members of the Compensation and Organization Committee of our Board of Directors is an officer or employee of our Company. No executive officer of our Company serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving on our Compensation and Organization Committee.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee reviews our financial reporting process on behalf of the Board of Directors. Our management has the primary responsibility for the financial statements and the reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

        In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the Audit Committee received from the independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence and discussed with the independent registered public accounting firm their independence from AECOM Technology Corporation and its management. The Audit Committee has also considered whether the independent registered public accounting firm's provision of non-audit services to us is compatible with the registered public accounting firm's independence.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to our Board of Directors, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2008, for filing with the Securities and Exchange Commission.

                      Respectfully submitted,

                      William P. Rutledge, Chairman
                      H. Frederick Christie
                      Linda Griego
                      Norman Y. Mineta
                      William G. Ouchi

 AUDIT FEES

Independent Registered Public Accounting Firm and Fees

        The following table summarizes the fees for professional audit services provided by Ernst & Young LLP for the audit of the Company's annual, consolidated financial statements for the fiscal years ending September 30, 2008 and 2007, as well as fees billed for all other services provided by Ernst & Young LLP during those same periods:

	2008	2007
Audit Fees	$3,526,000	$2,576,000
Audit Related Fees	663,000	207,100
Tax Fees	1,804,000	575,900
All Other Fees	—	—

Total	$5,993,000	$3,359,000

        Audit Fees.    The fees identified under this caption were for professional services rendered by Ernst & Young LLP for fiscal years 2008 and 2007 in connection with the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q. The amounts also include fees for services that are normally provided by the independent public registered accounting firm in connection with statutory and regulatory filings and engagements for the years identified.

        Audit-Related Fees.    The fees identified under this caption were for assurance and related services that were related to the performance of the audit or review of our financial statements and were not reported under the caption "Audit Fees." This category may include fees related to the performance of audits and attestation services not required by statute or regulations; audits of the Company's employee benefit plans; due diligence activities related to acquisitions, and investments; contractor's license compliance procedures; and accounting consultations about the application of generally accepted accounting principles to proposed transactions.

        Tax Fees.    The fees identified under this caption were for tax compliance, tax planning, tax advice and corporate tax services. Corporate tax services encompass a variety of permissible services, including technical tax advice related to U.S. and international tax matters; assistance with foreign income and withholding tax matters; assistance with sales tax, value added tax, and equivalent tax related matters in local jurisdictions; preparation of reports to comply with local tax authority transfer pricing documentation requirements; and assistance with tax audits.

        Approval Policy.    Our Audit Committee approves in advance all services provided by our independent registered public accounting firm. All engagements of our independent registered public accounting firm in fiscal years 2007 and 2008 were pre-approved by the Audit Committee.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding the beneficial ownership of our common stock as of January 5, 2009 by:

  •
  each person or group of affiliated persons who we know beneficially owns more than 5% of our common stock;

  •
  each of our directors and nominees;

  •
  each of our named executive officers; and

  •
  all of our directors and executive officers as a group.

Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws.

Name And Address Of Beneficial Owner(1)	Amount And Nature Of Beneficial Ownership(2)	Percent Of Class(%)(2)
Fidelity Management Trust Company(3) 2300 Litton Way Hebron, KY 41048	13,889,468	13.34%
Wellington Management Company, LLP(4) 75 State Street Boston, MA 02109	10,303,285	9.90%
John M. Dionisio(5)	863,543	*
Richard G. Newman(6)	2,228,843	2.12%
Francis S.Y. Bong(7)	1,389,161	1.33%
H. Frederick Christie(8)	143,262	*
James H. Fordyce(9)	123,932	*
S. Malcolm Gillis(10)	99,136	*
Linda Griego(11)	51,407	*
Robert J. Lowe(12)	146,101	*
Norman Y. Mineta(13)	24,112	*
William G. Ouchi(14)	115,000	*
William P. Rutledge(15)	136,118	*
James R. Royer(16)	538,631	*
Michael S. Burke(17)	144,159	*
All directors and executive officers as a group (18 persons)	6,419,894	6.07%

*
Indicates less than one percent.

(1)
Unless otherwise indicated, the address of each person in this table is c/o AECOM Technology Corporation, 555 South Flower Street, 37th Floor, Los Angeles, California 90071, Attn: Corporate Secretary.

(2)
Calculated pursuant to Rule 13d-3(d) under the Securities Exchange Act of 1934. Shares not outstanding that are subject to options or warrants exercisable by the holder thereof within 60 days of

  January 5, 2009 are deemed outstanding for the purposes of calculating the number and percentage owned by such stockholder, but not deemed outstanding for the purpose of calculating the percentage of any other person. Unless otherwise noted, all shares listed as beneficially owned by a stockholder are actually outstanding.

(3)
Fidelity Management Trust Company acts as trustee with respect to our Retirement & Savings Plan. Includes 13,889,468 common shares.

(4)
Wellington Management Company, LLP ("Wellington Management"), in its capacity as investment adviser, may be deemed to beneficially own the 10,303,285 shares of the issuer which are held of record by clients of Wellington Management.

(5)
Includes 250,000 shares subject to options exercisable within 60 days of January 5, 2009, 295,367 common stock units held in our DCP and 86,474 shares held in our RSP.

(6)
Includes 930,000 shares subject to options exercisable within 60 days of January 5, 2009, which includes (i) 216,000 shares subject to options exercisable within 60 days of January 5, 2009 held by the R&C Newman Partnership LP and (ii) 714,000 shares subject to options exercisable within 60 days of January 5, 2009 held by the R&C Newman Revocable Trust. Also includes 888,670 common stock units held in our DCP, 403 shares held in our RSP, 87,065 shares held by the R&C Newman Partnership LP, 108,040 shares held by the R&C Newman Revocable Trust, 94,664 shares held by the Richard G. Newman and Christine H. Newman Trust and 120,000 shares held by the C&R Family Foundation.

(7)
Includes 25,000 shares subject to options exercisable within 60 days of January 5, 2009 and 252,076 shares held in our Global Stock Program by AECOM Global Holdings, Ltd. where Halifax acts as trustee. Also includes 1,091,437 shares held by Greenwood Nominees LTD.

(8)
Includes 54,000 shares subject to options exercisable within 60 days of January 5, 2009 and 58,062 common stock units held in our DCP. Also includes 31,200 shares held by the Christie Family Trust.

(9)
Includes 17,500 shares subject to options exercisable within 60 days of January 5, 2009 and 4,965 common stock units held in our DCP. Also includes 101,467 shares held by Secotan, LLC. Mr. Fordyce is manager of Secotan, LLC and may be deemed to share voting and dispositive power with respect to such shares. Mr. Fordyce disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(10)
Includes 54,000 shares subject to options exercisable within 60 days of January 5, 2009 and 38,624 common stock units held in our DCP.

(11)
Includes 40,000 shares subject to options exercisable within 60 days of January 5, 2009 and 11,407 common stock units held in our DCP.

(12)
Includes 54,000 shares subject to options exercisable within 60 days of January 5, 2009, 60,901 common stock units held in our DCP, and 19,000 shares held by the Lowe Family Trust.

(13)
Includes 20,000 shares subject to options exercisable within 60 days of January 5, 2009 and 4,112 common stock units held in our DCP.

(14)
Includes 56,000 shares subject to options exercisable within 60 days of January 5, 2009 and 59,000 shares held by the WG Ouchi Consultants Pension Trust.

(15)
Includes 54,000 shares subject to options exercisable within 60 days of January 5, 2009 and 64,351 common stock units held in our DCP.

(16)
Includes 340,027 common stock units held in our DCP and 23,766 shares held in our RSP.

(17)
Includes 20,000 shares subject to options exercisable within 60 days of January 5, 2009, 65,140 common stock units held in our DCP and 31,404 shares held in our RSP. Also includes 15,000 shares held by the Burke Living Trust.

 OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16 of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who beneficially own more than 10 percent of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. These Section 16 reporting persons are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16 forms they file.

        To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations from Section 16 reporting persons, we believe that during our fiscal year ended September 30, 2008, all Section 16 reporting persons complied with all applicable filing requirements, except for the following:

        A Statement of Changes in Beneficial Ownership of Securities on Form 4 reporting the October 9, 2007, acquisition of common stock units purchased pursuant to the election to invest periodic Board of Directors meeting fees and fees pursuant to the DCP by Mr. Christie was not timely filed. The Form 4 reporting the transaction was filed on October 12, 2007. Statements of Changes in Beneficial Ownership of Securities on Form 4 reporting the October 11, 2007, acquisitions of company match units associated with common stock units purchased pursuant to the election to invest periodic Board of Directors meeting fees and retainer fees under the AECOM Stock Purchase Plan by Ms. Griego and Messrs. Christie, Fordyce, Gillis, Lowe, Mineta and Rutledge were not timely filed. The Forms 4 reporting the transactions were filed on October 17, 2007.

Incorporation by Reference

        In our filings with the Securities and Exchange Commission, information is sometimes "incorporated by reference." This means that we are referring you to information that has previously been filed with the Securities and Exchange Commission, which information should be considered as part of the filing that you are reading. Our Annual Report on Form 10-K, as amended, filed with the Securities and Exchange Commission on December 1, 2008 is incorporated by reference herein. Based on Securities and Exchange Commission regulations, the reports of the Compensation and Organization Committee and Audit Committee, on pages 22 and 37, respectively, are not specifically incorporated by reference into any other filings that we make with the Securities and Exchange Commission. This proxy statement is sent to you as part of the proxy materials for the 2009 Annual Meeting. You may not consider this proxy statement as material for soliciting the purchase or sale of our common stock.

Information About the Notice of Internet Availability of Proxy Materials

        This year, instead of mailing a printed copy of our proxy materials, including our 2008 Annual Report on Form 10-K ("2008 Annual Report"), to each stockholder of record, we have decided to provide access to these materials in an efficient manner via the Internet. This reduces the amount of paper necessary to produce these materials, as well as the costs associated with mailing these materials to all stockholders. Accordingly, on January 23, 2009, we began mailing a Notice of Internet Availability of Proxy Materials (the "Notice") to all stockholders of record as of January 5, 2009, and posted our proxy materials on the Web site referenced in the Notice (www.investorvote.com). As more fully described in the Notice, all stockholders may choose to access our proxy materials on the Web site referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and Web site provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.

        Printed copies of our 2008 Annual Report are available upon request without charge by calling Investors Relations at (212) 973-2982, by writing to AECOM Technology Corporation, 555 South Flower

Street, Suite 3700, Los Angeles, California 90071, Attention: Corporate Secretary, or requesting online through the Information Request page in the "Investors" section of our Web site: www.aecom.com.

Stockholder Proposals

  2009 Annual Meeting Proposals

        If a proponent of a proposal for the 2009 Annual Meeting fails to notify us within a reasonable time of such proposal before we mail proxy statements for the 2009 Annual Meeting, then we will be allowed to use our discretionary voting authority under proxies solicited by the Board of Directors when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement. We were not notified of any stockholder proposals to be made at our upcoming 2009 Annual Meeting, and will therefore be allowed to use our discretionary voting authority if any stockholder proposals are raised at the 2009 Annual Meeting.

  2010 Annual Meeting Proposals

        Stockholders who wish to have proposals considered for inclusion in the proxy statement and form of proxy for our 2010 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must cause their proposals to be received in writing by our Corporate Secretary at the address set forth on the first page of this proxy statement no later than September 25, 2009. Any proposal should be addressed to our Corporate Secretary and may be included in next year's proxy materials only if such proposal complies with our Bylaws and the rules and regulations promulgated by the Securities and Exchange Commission. Nothing in this section shall be deemed to require us to include in our proxy statement or our proxy relating to any annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission.

        In addition, the Company's Bylaws require that the Company be given advance written notice of nominations for election to the Company's Board of Directors and other matters which stockholders wish to present for action at an annual meeting of stockholders (other than matters included in the Company's proxy materials in accordance with Rule 14a-8(e) under the Exchange Act). The Corporate Secretary must receive such notice at the address set forth in the Introduction not less than 60 days nor more than 90 days in advance of such meeting. However, in the event that less than 70 days' notice of the date of meeting is given, then a proposal will be deemed timely if received by the Corporate Secretary by the close of business on the tenth business day following the day on which the notice of the stockholder meeting was mailed or public disclosure of such meeting was made. If timely notice is not received by the Company, then the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such stockholder proposal or nomination.

Other Matters

        Our Board of Directors knows of no other matters that will be presented for consideration at the 2009 Annual Meeting. If any other matters are properly brought before the 2009 Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment. It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card.

                      By order of the Board of Directors,
                      Christina Ching
                      Corporate Secretary

Los Angeles, California
January 23, 2009

<STOCK#> 0 2 0 0 9 2 2 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 00ZK8D 1 U PX + [1] PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. [1] Annual Meeting Proxy Card Authorized Signatures — This section must be completed for your vote to be counted. Date and Sign Below B Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2. For Against Abstain 2. To ratify and approve the appointment of the firm of Ernst & Young LLP as AECOM’s auditors for fiscal year 2009. 01 - James H. Fordyce 02 - Linda Griego 03 - Richard G. Newman 1. To elect Class I Directors: For Withhold For Withhold For Withhold 04 - William G. Ouchi

[1] PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. [1] ANNUAL MEETING OF STOCKHOLDERS – MARCH 5, 2009 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Richard Newman and Christina Ching, and each of them, as proxies for the undersigned with full power of substitution to act and vote, as directed, all shares of common stock of AECOM Technology Corporation held of record by the undersigned at the close of business on January 5, 2009, at the Annual Meeting of Stockholders to be held on March 5, 2009 at 9:00 A.M. (local time) at the Westin Bonaventure Hotel, 404 South Figueroa Street, Los Angeles, California 90071. This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If this proxy is properly executed and returned and no direction is made, this proxy will be voted for all of the nominees for director in Item 1 and for Item 2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof. The undersigned may elect to withdraw this proxy at any time prior to its use by giving written notice to the Corporate Secretary; by executing and delivering to the Corporate Secretary a duly executed proxy bearing a later date; or by appearing at the Annual Meeting and voting in person. You can view the Annual Report on Form 10K and Proxy Statement on the Internet at www.edocumentview.com/acm. Revocable Proxy — AECOM TECHNOLOGY CORPORATION

<STOCK#> 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 123456 C0123456789 12345 0 2 0 0 9 2 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 00ZK7C 4 1 A V + Annual Meeting Proxy Card Authorized Signatures — This section must be completed for your vote to be counted. Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2. For Against Abstain 2. To ratify and approve the appointment of the firm of Ernst & Young LLP as AECOM’s auditors for fiscal year 2009. Change of Address — Please print new address below. 01 - James H. Fordyce 02 - Linda Griego 03 - Richard G. Newman 1. To elect Class I Directors: For Withhold For Withhold For Withhold 04 - William G. Ouchi [1]IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.[1] Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on March 5, 2009. Vote by Internet • Log on to the Internet and go to www.envisionreports.com/ACM • Follow the steps outlined on the secured website. Vote by telephone • Within the US, Canada & Puerto Rico, call toll free 1-800-652-VOTE (8683) on a touch-tone telephone. There is NO CHARGE to you for the call. • Outside the US, Canada & Puerto Rico, call 1-781-575-2300 on a touch tone telephone. Standard rates will apply. • Follow the instructions provided by the recorded message.

ANNUAL MEETING OF STOCKHOLDERS – MARCH 5, 2009 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Richard Newman and Christina Ching, and each of them, as proxies for the undersigned with full power of substitution to act and vote, as directed, all shares of common stock of AECOM Technology Corporation held of record by the undersigned at the close of business on January 5, 2009, at the Annual Meeting of Stockholders to be held on March 5, 2009 at 9:00 A.M. (local time) at the Westin Bonaventure Hotel, 404 South Figueroa Street, Los Angeles, California 90071. This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If this proxy is properly executed and returned and no direction is made, this proxy will be voted for all of the nominees for director in Item 1 and for Item 2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof. The undersigned may elect to withdraw this proxy at any time prior to its use by giving written notice to the Corporate Secretary; by executing and delivering to the Corporate Secretary a duly executed proxy bearing a later date; or by appearing at the Annual Meeting and voting in person. You can view the Annual Report on Form 10K and Proxy Statement on the Internet at www.envisionreports.com/ACM. Revocable Proxy — AECOM TECHNOLOGY CORPORATION [1]IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.[1]

<STOCK#> 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 0 2 0 0 9 2 3 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 00ZK9E 4 1 A V + [1] PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. [1] Annual Meeting Proxy Card Authorized Signatures — This section must be completed for your vote to be counted. Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2. For Against Abstain 2. To ratify and approve the appointment of the firm of Ernst & Young LLP as AECOM’s auditors for fiscal year 2009. Change of Address — Please print new address below. 1. To elect Class I Directors: For Withhold For Withhold For Withhold Please return the completed proxy by March 2, 2009: • By fax to 1-866-628-2288 • Email PDF copy to bernie.krause@computershare.com • Using the enclosed return envelope to: Computershare Trust Company Attn: Plans Administration 510 Burrard Street, 2nd floor, Vancouver, BC V6C 3B9 01 - James H. Fordyce 02 - Linda Griego 03 - Richard G. Newman 04 - William G. Ouchi

[1] PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. [1] ANNUAL MEETING OF STOCKHOLDERS – MARCH 5, 2009 THIS PROXY IS SOLICITED ON BEHALF OF COMPUTERSHARE TRUST COMPANY OF CANADA AS TRUSTEE The undersigned hereby appoints Computershare Trust Company of Canada as proxy for the undersigned with full power of substitution to act and vote, as directed, all vested shares of common stock of AECOM Technology Corporation allocated to the undersigned at the close of business on January 5, 2009, at the Annual Meeting of Stockholders to be held on March 5, 2009 at 9:00 A.M. (local time) at the Westin Bonaventure Hotel, 404 South Figueroa Street, Los Angeles, California 90071. This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If this proxy is properly executed and returned and no direction is made, Computershare Trust Company of Canada will abstain from voting on your vested shares. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof. You can view the Annual Report on Form 10K and Proxy Statement on the Internet at www.edocumentview.com/ACM. Proxy — AECOM TECHNOLOGY CORPORATION

<STOCK#> 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 123456 C0123456789 12345 0 2 0 0 9 2 4 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 00ZKAC 4 1 A V + Annual Meeting Proxy Card Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items Change of Address — Please print new address below. A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2. For Against Abstain 2. To ratify and approve the appointment of the firm of Ernst & Young LLP as AECOM’s auditors for fiscal year 2009. 01 - James H. Fordyce 02 - Linda Griego 03 - Richard G. Newman 1. To elect Class I Directors: For Withhold For Withhold For Withhold 04 - William G. Ouchi [1]IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.[1] Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 5:00 p.m., Central Time, on February 25, 2009. Vote by Internet • Log on to the Internet and go to www.envisonreports.com/ACM • Follow the steps outlined on the secured website. Vote by telephone • Within the US, Canada & Puerto Rico, call toll free 1-800-652-VOTE (8683) on a touch tone telephone. There is NO CHARGE to you for the call. • Outside the US, Canada & Puerto Rico, call 1-781-575-2300 on a touch tone telephone. Standard rates will apply. • Follow the instructions provided by the recorded message.

ANNUAL MEETING OF STOCKHOLDERS – MARCH 5, 2009 THIS PROXY IS SOLICITED ON BEHALF OF HALIFAX EES TRUSTEES INTERNATIONAL LIMITED AS TRUSTEE OF THE GLOBAL STOCK PLANS The undersigned hereby appoints Halifax EES Trustees International Limited as proxy for the undersigned, with full power of substitution, to act and vote, as directed, all shares of common stock of AECOM Technology Corporation allocated to the undersigned’s Global Stock Plan account at the close of business on January 5, 2009, at the Annual Meeting of Stockholders to be held on March 5, 2009 at 9:00 A.M. (local time) at the Westin Bonaventure Hotel, 404 South Figueroa Street, Los Angeles, California 90071. This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If no direction is made, Halifax EES Trustees International Limited will abstain from voting on your shares. In its discretion, Halifax EES Trustees International Limited is authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof. You can view the Annual Report on Form 10K and Proxy Statement on the Internet at www.envisionreports.com/ACM. Proxy — AECOM TECHNOLOGY CORPORATION [1]IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.[1]

<STOCK#> 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 123456 C0123456789 12345 0 2 0 0 9 2 5 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 00ZKBD 4 1 A V + Annual Meeting Proxy / Voting Instruction Card Authorized Signatures — This section must be completed for your vote to be counted. Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2. Change of Address — Please print new address below. For Against Abstain 2. To ratify and approve the appointment of the firm of Ernst & Young LLP as AECOM’s auditors for fiscal year 2009. 01 - James H. Fordyce 02 - Linda Griego 03 - Richard G. Newman 1. To elect Class I Directors: For Withhold For Withhold For Withhold 04 - William G. Ouchi [1] IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. [1] Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 5:00 p.m., Central Time, on March 2, 2009. Vote by Internet • Log on to the Internet and go to www.envisionreports.com/ACM • Follow the steps outlined on the secured website. Vote by telephone • Within the US, Canada & Puerto Rico, call toll free 1-800-652-VOTE (8683) on a touch-tone telephone. There is NO CHARGE to you for the call. • Outside the US, Canada & Puerto Rico, call 1-781-575-2300 on a touch tone telephone. Standard rates will apply. • Follow the instructions provided by the recorded message.

RETIREMENT & SAVINGS PLAN Voting Instructions The undersigned, revoking previous voting instructions relating to these shares, hereby instructs Fidelity Management Trust Company (“Fidelity”) to vote all of the shares of common stock of AECOM Technology Corporation allocated to the undersigned’s Plan account as specified on the reverse side of this voting instruction card at the Annual Meeting of Stockholders to be held on March 5, 2009 at 9:00 A.M. (local time) at the Westin Bonaventure Hotel, 404 South Figueroa Street, Los Angeles, California 90071, and at any adjournments or postponements thereof. IF YOU SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BUT NO CHOICE IS SPECIFIED, IF YOU DO NOT RETURN THIS CARD OR IF YOU DO NOT OTHERWISE PROVIDE DIRECTIONS VIA THE TELEPHONE OR INTERNET BY MARCH 2, 2009, THE SHARES ALLOCATED TO YOUR PLAN ACCOUNT WILL BE VOTED BY FIDELITY IN PROPORTION TO VOTES RECEIVED FROM OTHER PARTICIPANTS UNDER THE PLAN. You can view the Annual Report on Form 10K and Proxy Statement on the Internet at www.envisionreports.com/ACM. Proxy — AECOM TECHNOLOGY CORPORATION [1] IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. [1]

<STOCK#> 0 2 0 0 9 2 6 A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2. For Against Abstain 2. To ratify and approve the appointment of the firm of Ernst & Young LLP as AECOM’s auditors for fiscal year 2009. 01 - James H. Fordyce 02 - Linda Griego 03 - Richard G. Newman 1. To elect Class I Directors: For Withhold For Withhold For Withhold 04 - William G. Ouchi Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 00ZKCC 1 U PX + [1] PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. [1] Annual Meeting Proxy Card Authorized Signatures — This section must be completed for your vote to be counted. Date and Sign Below B Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. +

[1] PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. [1] ANNUAL MEETING OF STOCKHOLDERS – MARCH 5, 2009 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Richard Newman and Christina Ching, and each of them, as proxies for the undersigned with full power of substitution to act and vote, as directed, all shares of Class C preferred stock of AECOM Technology Corporation held of record by the undersigned at the close of business on January 5, 2009, at the Annual Meeting of Stockholders to be held on March 5, 2009 at 9:00 A.M. (local time) at the Westin Bonaventure Hotel, 404 South Figueroa Street, Los Angeles, California 90071. This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If this proxy is properly executed and returned and no direction is made, this proxy will be voted for all of the nominees for director in Item 1 and for Item 2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof. The undersigned may elect to withdraw this proxy at any time prior to its use by giving written notice to the Corporate Secretary; by executing and delivering to the Corporate Secretary a duly executed proxy bearing a later date; or by appearing at the Annual Meeting and voting in person. You can view the Annual Report on Form 10K and Proxy Statement on the Internet at www.envisionreports.com/ACM. Proxy — AECOM TECHNOLOGY CORPORATION

<STOCK#> 123456 C0123456789 12345 C 1234567890 C O Y MR ANDREW SAMPLE 1234 AMERICA DRIVE ANYWHERE, IL 60661 www.envisionreports.com/ACM Step 1: Go to www.envisionreports.com/ACM to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Stockholder Meeting Notice 00ZOMG IMPORTANT ANNUAL MEETING OF STOCKHOLDERS INFORMATION — YOUR VOTE COUNTS! + + Important Notice Regarding the Availability of Proxy Materials for the AECOM Technology Corporation Stockholder Meeting to be Held on March 5, 2009 Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report on Form 10K are available at: [1] Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before February 23, 2009 to facilitate timely delivery. .

Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the numbers in the shaded bar on the reverse side when requesting a set of proxy materials. [1] Internet – Go to www.envisionreports.com/ACM. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. [1] Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. [1] Email – Send email to investorvote@computershare.com with “Proxy Materials AECOM Technology Corporation” in the subject line. Include in the message your full name and address, plus the three numbers located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by February 23, 2009. Stockholder Meeting Notice AECOM Technology Corporation’s Annual Meeting of Stockholders will be held on March 5, 2009 at the Westin Bonaventure Hotel, 404 South Figueroa Street, Los Angeles, California 90071, at 9:00 A.M. (local time). Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR all the nominees and FOR Proposal 2. 1. To elect Class I Directors: 01- James H. Fordyce 02- Linda Griego 03- Richard G. Newman 04- William G. Ouchi 2. To ratify and approve the appointment of the firm of Ernst & Young LLP as AECOM’s auditors for fiscal year 2009. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. 00ZOMG

Trust Company 510 Burrard Street, 2nd Floor, Vancouver, British Columbia V6C 3B9 Telephone 604-661-9400 Facsimile 604-661-9447 www.computershare.com Re: Annual General Meeting of AECOM Technology Corporation – March 5, 2009 Dear Plan Member, Computershare Trust Company of Canada as Trustee for the AECOM Technology Corporation Employee Stock Purchase Plan shall vote, or cause to be voted, only such vested shares, at such meetings of Shareholders in accordance with the instructions given to the Plan Trustee in writing by each Participant. If no instructions are received by the Plan Trustee, Computershare Trust Company of Canada will abstain from voting on your vested shares. To ensure that your vote is tabulated please mail your completed proxy and send it using the enclosed return envelope so that it is delivered before March 2, 2009. Sincerely, Bernie Krause Plan Administrator Computershare Trust Company 510 Burrard Street, 2nd Floor, Vancouver, BC V6C 3B9 Direct - 604-661-0298 Direct Toll Free - 888-897-1100 00ZM9B

Halifax EES Trustees International Limited, Registered in Jersey No. 92182. Registered office: 2nd Floor, Queensway House, Hilgrove Street, St Helier, Jersey, JE1 1ES, Channel Islands Regulated by the Jersey Financial Services Commission under the Financial Services (Jersey) Law 1998 to conduct Trust Company Business HBOS Employee Equity Solutions 2nd Floor Queensway House Hilgrove Street St Helier Jersey JE1 1ES Channel Islands T +44 (0)1534 281 800 F + 44 (0)845 125 8623 Private and Confidential Insert Participant's name & address January 2009 Our ref: 1461497\FIKAD\HBOS_JSY\304274 Dear Plan Participant Please find enclosed a proxy statement that has been prepared by AECOM Technology Corporation (the "Company") in connection with the Annual Meeting of Stockholders of the Company to be held on 05 March 2009 (the "Meeting"). As a Plan Participant in the AECOM Technology Corporation Global Stock Investment Plan, Hong Kong Stock Investment Plan, Australia Stock Investment Plan or Australia Stock Purchase Plan (collectively the "Plans"), you may provide voting instructions to Halifax EES Trustees International Limited as trustee of the AECOM Technology Corporation Global Stock Investment Plan Trust (the "Trustee") with respect to shares of the Corporation's Common Stock allocated to your Plan account. You should read the proxy statement carefully before giving the Trustee your voting recommendation. Instructions To The Trustee As Trustee of the Plans, the Trustee holds shares of common stock of the Company for the benefit of the Plan participants. Only the Trustee can vote on the shares held by the Trust. However, under the terms of the Plans you are entitled to instruct the Trustee how to vote on the shares allocated to your account. You may instruct the Trustee to vote for or against or to abstain from voting. How to Provide Voting Instructions You can either return your voting card by post or vote electronically by Internet or telephone: Vote by Internet • Log on to the Internet and go to www.envisionreports.com/ACM. • Follow the steps outlined on the secured website. Vote by telephone • Within the U.S., Canada & Puerto Rico, call toll free 1-800-652-VOTE (8683) on a touch-tone telephone. There is no charge to you for the call. • Outside the U.S., Canada & Puerto Rico, call 1-781-575-2300 on a touch-tone telephone. Standard rates will apply. • Follow the instructions provided by the recorded message. 00ZM8H Employee Equity Solutions Partner of choice for the world’s best companies

Page 2 Halifax EES Trustees International Limited, Registered in Jersey No. 92182. Registered office: 2nd Floor, Queensway House, Hilgrove Street, St Helier, Jersey, JE1 1ES, Channel Islands Regulated by the Jersey Financial Services Commission under the Financial Services (Jersey) Law 1998 to conduct Trust Company Business Failure to Provide Voting Instructions If you fail to sign, date and return a card or fail to vote on the Internet by the voting deadline described below, the Trustee will abstain from voting on the Shares. Voting Deadline In order to ensure that your voting instructions to the Trustee are tabulated in a timely manner, your voting instruction card or Internet instructions must be received no later than 5:00 PM, U.S. Eastern Time on 25 February 2009. If you wish to provide voting instructions by returning a voting instruction card, you must complete, sign, date and return your card in time for it to be received by the voting deadline. Please return your voting instruction card in the envelope provided. Confidentiality Your voting instructions to the Trustee are confidential. The Trustee will not disclose how you voted or if you voted, unless required to do so by law. You should feel free to instruct the Trustee to vote in the manner you think is best. Questions If you have any questions regarding the information provided to you, you may contact the Trustee by email at aecomjsy@hbosees.com. Your ability to instruct the Trustee on how to vote on your stock is an important part of your rights as a Plan participant. Please consider the enclosed material carefully and then furnish your voting instructions promptly. Yours faithfully For and on behalf of Halifax EES Trustees International Limited as trustee of the AECOM Technology Corporation Global Stock Investment Plan Trust Authorised Signatory Employee Equity Solutions Partner of choice for the world’s best companies

QuickLinks

YOUR VOTE IS IMPORTANT
INTRODUCTION
INFORMATION REGARDING VOTING AT THE 2009 ANNUAL MEETING
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
CORPORATE GOVERNANCE
EXECUTIVE OFFICERS
COMPENSATION OF EXECUTIVE OFFICERS AND OTHER INFORMATION
REPORT OF THE COMPENSATION AND ORGANIZATION COMMITTEE OF THE BOARD OF DIRECTORS
Summary Compensation Table for Fiscal Years Ended September 30, 2008, 2007 and 2006
Grants of Plan-based Awards for Fiscal Year 2008
Outstanding Equity Awards at Fiscal Year-End 2008
Options Exercises and Stock Vested for Fiscal Year 2008
Pension Benefits for Fiscal Year 2008
Nonqualified Deferred Compensation for Fiscal Year 2008
Payments and Benefits upon Termination or Change in Control
Payments and Benefits upon Termination or Change in Control
Payments and Benefits upon Termination or Change in Control
Payments and Benefits upon Termination or Change in Control
Payments and Benefits upon Termination or Change in Control
Directors Compensation for Fiscal Year 2008
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
AUDIT FEES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
OTHER INFORMATION